As filed with the Securities and Exchange Commission on September 30, 2016

1933 Act File No. 333-28697

1940 Act File No. 811-08243

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No.	175	[ X ]

	and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[ X ]
Amendment No.	176	[ X ]

(Check appropriate box or boxes.)

Direxion Funds

(Exact name of Registrant as Specified in Charter)

1301 Avenue of the Americas (6th Avenue), 28th Floor

New York, New York 10019

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (646) 572-3390

Daniel D. O’Neill

1301 Avenue of the Americas (6th Avenue), 28th Floor

New York, New York 10019

(Name and Address of Agent for Service)

Copy to:

Angela Brickl	Stacy L. Fuller
Rafferty Asset Management, LLC	K&L Gates LLP
1301 Avenue of the Americas (6th Avenue)	1601 K Street, NW
28th Floor	Washington, DC 20006
New York, NY 10019

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ X ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DIREXION FUNDS

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement:

Prospectus and Statement of Additional Information for the Direxion Monthly Treasury Bull 1.35X Fund and the Direxion Monthly Treasury Bear 1.35X Fund;

Part C of Form N-1A;

Signature Page; and

Exhibits.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
Subject to completion, dated September 30, 2016
Direxion Funds
Prospectus
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(800) 851-0511
www.direxioninvestments.com
Bull Fund	Bear Fund
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund (DXLTX) (formerly Direxion Monthly 25+ Year Treasury Bull 1.2X Fund)	Direxion Monthly 25+ Year Treasury Bear 1.35X Fund (DXSTX) (formerly Direxion Monthly 25+ Year Treasury Bear 1X Fund)
Investor Class
The funds offered in this prospectus (each a “Fund” and collectively the “Funds”) seek calendar month leveraged investment results and are riskier than most mutual funds because the Funds seek a multiple of the performance of their respective underlying index. The Fund with “Bull” in its name attempts to provide calendar month investment results that correspond to 135% of the calendar month performance of an underlying index and is referred to as the “Bull Fund.” The Fund with “Bear” in its name attempts to provide calendar month investment results that correspond to 135% of the inverse (or opposite) of the performance of an underlying index, a result that is the opposite of most mutual funds, and is referred to as the “Bear Fund.”
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:
(a)	understand the risks associated with the use of leverage;
(b)	understand the consequences of seeking calendar month leveraged investment results;
(c)	for the Bear Fund, understand the risk of shorting; and
(d)	actively monitor and manage their investments.
Investors who do not understand the Funds or do not intend to actively manage and monitor their investments should not buy the Funds.
An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 135% (for the Bull Fund) or -135% (for the Bear Fund) exposure to the underlying index from that point until the end of the month. The actual exposure is a function of the performance of the underlying index from the end of the prior calendar month. If a Fund’s shares are held for a period other than a calendar month, the Fund’s performance is likely to deviate from the multiple of the underlying index’s performance for the period the Fund is held. This deviation will increase with higher underlying index volatility and longer holding periods.
There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the U.S. Commodity Futures Trading Commission (“CFTC”), nor have the SEC or CFTC passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
[ ], 2016

Summary Section
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund
Important Information Regarding the Fund
The Direxion Monthly 25+ Year Treasury Bull 1.35X Fund (formerly known as the Direxion Monthly 25+ Year Treasury Bull 1.2X Fund) (the “Fund”) seeks calendar month leveraged investment results. The pursuit of calendar month leveraged goals means that the Fund is riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the performance of the NYSE 25 Year Plus Treasury Bond Index. The pursuit of calendar month leveraged investment goals means that the return of the Fund for a period longer than a full calendar month may have no resemblance to 135% of the return of the NYSE 25 Year Plus Treasury Bond Index for such longer period because the aggregate return of the Fund is the product of a series of each calendar month’s leveraged returns. As a consequence, the volatility of the underlying index may affect the Fund’s return as much or more than the return of the underlying index, especially in periods of high index volatility. Further, the return for investors that invest for periods less than a full calendar month or for a period different than a calendar month will not be the product of the return of the Fund’s stated leveraged investment objective and the performance of the underlying index for the full calendar month.
Investment Objective
The Fund seeks monthly investment results, before fees and expenses, of 135% of the calendar month performance of the NYSE 25 Year Plus Treasury Bond Index. The Fund seeks calendar month leveraged investment results and does not seek to achieve its stated investment objective for a different period of time. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month leveraged investment results, understand the risks associated with the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses (Operating Services Fees)(1)	0.10%
Total Annual Fund Operating Expenses(2)	1.10%
(1)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund through September 1, 2018 other than the following: management fees, Rule 12b-1 distribution and/or service fees, any front-end or contingent deferred sales loads, acquired fund fees and expenses, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
(2)	Total Annual Fund Operating Expenses for the Fund do not correlate to the "Ratios to Average Net Assets: Net Expenses" provided in the "Financial Highlights" section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$112	$350	$606	$1,340
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes to shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate was [ ] of the average value of its portfolio for the fiscal period from the Fund’s inception on November 2, 2015 through August 31, 2016. However, this portfolio turnover is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, invests at least 80% of its assets in the securities that comprise the NYSE 25 Year Plus Treasury Bond Index (the “Index”) and/or financial instruments that, in combination, provide leveraged and unleveraged exposure to the Index. The financial instruments in which the Fund may invest include swap agreements, exchange-traded funds (“ETFs”), index futures contracts and options on securities which are intended to produce economically leveraged investment results. On a day-to-day basis, the Fund may hold money market funds and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements.

1	Direxion Funds Prospectus

The Index is a multi-security fixed income index that attempts to track U.S. Treasury bonds with a maturity of 25 years or greater. Bonds eligible for inclusion must: be issued by the U.S. Treasury; have a maturity of 25 years or greater at issuance; be denominated in U.S. Dollars; be an either callable or non-callable issue; and have a fixed, non-zero coupon. The Index rebalances monthly, after the close of trading on the last business day of each month. The weighting of the bonds in the Index is reset during the rebalance to represent each issue’s market value which is based on the issue’s float-adjusted amount outstanding.
Neither the Direxion Funds (the “Trust”) nor the Fund is sponsored, endorsed, sold or promoted by NYSE EURONEXT or its affiliates (“NYSE EURONEXT”). NYSE EURONEXT makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund particularly, or the ability of the Index to track general stock market performance.
NYSE EURONEXT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE TREASURY INDEXES OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL NYSE EURONEXT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Fund may gain leveraged exposure to only a representative sample of the securities in the Index that have aggregate characteristics similar to those of the Index. The Fund gains this exposure either by directly investing in the underlying securities of the Index, or by investing in other investment companies, including ETFs that track the same Index or a substantially similar index as the Fund. The Fund will also utilize derivatives such as swaps on the Index or swaps on an ETF to obtain leveraged exposure to the securities or a representative sample of the securities in the Index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund seeks to remain fully invested at all times consistent with its stated investment objective. At the close of the markets on the last trading day of each month, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the month will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has risen over the course of a given month, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has fallen over the course of a given month, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.
Because a significant portion of the assets of the Fund may come from investors using “asset allocation” and “market timing” investment strategies, the Fund may engage in frequent trading.
The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.
Principal Investment Risks
An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its leveraged investment objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review all of the risks listed below and understand how these risks interrelate before making an investment in the Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund. There is the risk that you could lose all or a portion of your money invested in the Fund.
Active and Frequent Trading Risk — The Fund engages in active and frequent trading, leading to increased portfolio turnover, higher transaction costs and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may be considered aggressive and may entail significantly higher than normal risk. Risks associated with the use of futures contracts, options and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
Counterparty Risk — The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments. The use of financial instruments, such as swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount it is entitled to receive. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective.
Debt Instrument Risk — The value of debt instruments may increase or decrease as a result of the following: market
Direxion Funds Prospectus	2

fluctuations, changes in interest rates, actual or perceived inability of issuers, guarantors, or liquidity providers to make schedule principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall. Changes in interest rates will likely have a greater impact on the value of debt instruments that have a longer duration. Returns on investments in debt instruments would trail the returns on other investment options, including investments in equity securities.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to leverage, imperfect monthly correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in the underlying securities. Investments in such derivatives may generally be subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. When the Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same or a substantially similar Index. The performance of this underlying ETF may not track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as an underlying reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as an underlying reference asset. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return. Moreover, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the Index reverses all of a portion of its movement.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index. Swaps are particularly subject to counterparty, valuation and leveraging risks.
•	Futures Contracts. Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. In addition, there is a risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund. Futures are also subject to leverage and liquidity risks.
•	Options. Options give the holder of the option the right to buy (or sell) a position in a security to the writer of the option, at a certain price. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) used for cover which may cause the Fund not to achieve its leveraged investment objective. Exchanges may limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its investment strategy. Options are also subject to leverage and liquidity risks.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Effects of Compounding and Market Volatility Risk- The Fund does not attempt to, and should not be expected to, provide returns which are 135%, before fees and expenses, of the return of the Index for periods other than a calendar month. The Fund rebalances its portfolio on a calendar month basis, increasing exposure in response to the Index’s calendar month gains or reducing exposure in response to the Index’s
3	Direxion Funds Prospectus

calendar month losses. This means that for a period longer than one calendar month, the pursuit of a monthly investment objective may result in monthly leveraged compounding. It also means that the return of the Index over a period of time greater than one calendar month multiplied by the Fund’s monthly target of 135% generally will not equal the Fund’s performance over that same period. If adverse monthly performance of the Index reduces the amount of a shareholder’s investment, any further adverse monthly performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable monthly performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase correspondingly.
As a result, over time, the cumulative percentage increase or decrease in the value of the Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease of 135% of the return of the Index due to the compounding effect of losses and gains on the returns of the Fund. It also is expected that the Fund’s use of leverage will cause the Fund to underperform the return of 135% of the Index in a trendless or flat market. The effect of compounding becomes more pronounced on the Fund’s performance as the Index experiences volatility. The Index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the Index.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one calendar month can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. As shown in the chart below, the Fund would be expected to lose 1.3% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. If the Index’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period for the Fund widens to approximately 11.4%.
At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 16.2% of its value, even if the cumulative Index return for the year was 0%.
One Year Index	135% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-81%	-71.40%	-71.90%	-73.70%	-76.30%	-78.70%
-50%	-68%	-61.20%	-61.80%	-63.90%	-67.10%	-70.00%
-40%	-54%	-50.20%	-50.90%	-53.30%	-57.10%	-60.40%
-30%	-41%	-38.50%	-39.30%	-42.10%	-46.30%	-50.10%
-20%	-27%	-26.20%	-27.20%	-30.30%	-35.00%	-38.90%
-10%	-14%	-13.50%	-14.50%	-18.10%	-23.30%	-27.60%
0%	0%	-0.20%	-1.30%	-5.30%	-11.40%	-16.20%
10%	14%	13.50%	12.20%	7.70%	1.10%	-3.70%
20%	27%	27.50%	26.10%	21.00%	13.40%	8.60%
30%	41%	42.00%	40.40%	34.30%	26.60%	20.90%
40%	54%	56.80%	55.00%	48.20%	38.90%	33.80%
50%	68%	71.80%	69.80%	61.70%	51.70%	47.70%
60%	81%	87.20%	84.90%	75.90%	64.40%	58.90%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2015 was 14.97%. The Index’s highest volatility rate for any one calendar year during the five-year period was 20.01% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2015 was 8.30%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds'” in the Fund’s Statement of Additional Information.
Interest Rate Risk — Debt instruments have varying levels of sensitivity to changes in interest rates. In general, the price of debt instrument or security will fall when interest rates rise and rise when interest rates fall. Because the Fund invests in long-term bonds, the effect of increasing interest rates may be more pronounced than investment in intermediate-term or short-term bonds. The U.S. is currently in a period of historically-low interest rates and it is unclear how much longer interest rates will remain at their current levels. Changes or volatility in interest rates may materially affect the performance of the Fund. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility.
Intra-Calendar Month Investment Risk — The Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged investment objective for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will likely have more, or less, than 135% leveraged investment exposure to the Index, depending upon the movement of the Index from the end of the prior calendar month until the point of purchase. As an example (using simplified numbers), if the Fund had $100 in net assets at
Direxion Funds Prospectus	4

the market close on the last trading day of the month, it would seek $135 of exposure to the next month’s Index performance. If the Index rose by 1% by mid-month, the exposure of the Fund will have risen by 1% to $136.35 and the net assets will have risen by that $1.35 gain to $101.35. With net assets of $101.35 and exposure of $136.35, a purchaser at that point would be receiving 134.5% exposure of her investment instead of 135%.
Leverage Risk — To achieve its monthly investment objective, the Fund obtains investment exposure in excess of its assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. If you invest in the Fund, you are exposed to the risk that a decline in the monthly performance of the Index will be leveraged. This means that your investment in the Fund will be reduced by an amount equal to 1.35% for every 1% monthly decline in the Index, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower your investment. The Fund could theoretically lose an amount greater than its net assets in the event of an Index decline of more than [ ]%. Further, purchasing shares intra-calendar month may result in greater than 135% exposure to the performance of the Index if the Index declines between the end of the last calendar month and the time the investor purchased Fund shares.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Liquidity Risk — Some securities held by the Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time or at a price that is lower than Rafferty’s judgment of the security’s true market value, the Fund may be forced to sell the security at a loss. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index, thus materially affecting Fund performance.
Market Risk — The Fund is subject to market risks that can affect the value of its Shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.
Market Timing Activity Risk — Rafferty expects a significant portion of the assets of the Fund to come from professional money managers and investors who use the Fund as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading, which may lead to increased portfolio turnover, higher transaction costs and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. There is no guarantee that money market instruments will maintain a stable value, and they may lose money.
Monthly Correlation/Tracking Risk — There is no guarantee that the Fund will achieve a high degree of correlation with its monthly leveraged investment objective relative to the Index. A number of factors may adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards, significant purchase and redemption activity by Fund shareholders and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. The Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in securities or financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index repositioning or reconstitution events may hinder the Fund’s ability to meet its calendar month leveraged investment objective.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Other Investment Companies (including ETFs) Risk— The Fund may invest in, and/or have exposure to, the securities of other investment companies, including ETFs, which may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the investment company or ETF to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies or ETFs. If the investment company or ETF fails to achieve its
5	Direxion Funds Prospectus

investment objective, the value of the Fund’s investment will decline, thus affecting the Fund’s performance. In addition, because closed-end investment companies and ETFs are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of closed-end investment company or ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.
Regulatory Risk — The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.
U.S. Government Securities Risk — A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.
Fund Performance
No prior investment performance is provided for the Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. Updated performance will be available on the Fund’s website at www.direxioninvestments.com/mutual-funds?producttab=performance or by calling the Fund toll-free at (800) 851-0511.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in November 2015	Portfolio Manager
Tony Ng	Since Inception in November 2015	Portfolio Manager
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Direxion Funds – Direxion Monthly 25+ Year Treasury Bull 1.35X Fund, P.O. Box 0701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at (800) 851-0511, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investments in the following minimum amounts:
Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Traditional Investment Accounts	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$500
Minimum Investment: Retirement Accounts (Traditional, Roth and Spousal individual retirement accounts)	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Tax Information
The Fund’s distributions to you are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through those arrangements may be taxed later upon withdrawal of assets from them. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Funds Prospectus	6

Direxion Monthly 25+ Year Treasury Bear 1.35X Fund
Important Information Regarding the Fund
The Direxion Monthly 25+ Year Treasury Bear 1.35X Fund (formerly known as the Direxion Monthly 25+ Year Treasury Bear 1X Fund) (the “Fund”) seeks calendar month inverse leveraged investment results. The pursuit of calendar month inverse leveraged goals means that the Fund is riskier than alternatives that do not use leverage because the Fund’s objective is to magnify the performance of the NYSE 25 Year Plus Treasury Bond Index. The pursuit of calendar month inverse leveraged investment goals means that the return of the Fund for a period longer than a full calendar month may have no resemblance to -135% of the return of the NYSE 25 Year Plus Treasury Bond Index for such longer period because the aggregate return of the Fund is the product of a series of each calendar month’s inverse leveraged returns. As a consequence, the volatility of the underlying index may affect the Fund’s return as much or more than the return of the underlying index, especially in periods of high index volatility. Further, the return for investors that invest for periods less than a full calendar month or for a period different than a calendar month will not be the product of the return of the Fund’s stated inverse leveraged investment objective and the performance of the underlying index for the full calendar month.
Investment Objective
The Fund seeks monthly investment results, before fees and expenses, of 135% of the inverse (or opposite) of the calendar month performance of the NYSE 25 Year Plus Treasury Bond Index. The Fund seeks calendar month inverse leveraged investment results and does not seek to achieve its stated investment objective for a different period of time. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month leveraged investment results, understand the risks associated with shorting and the use of leverage and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses (Operating Services Fees)(1)	0.10%
Total Annual Fund Operating Expenses(2)	1.10%
(1)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund through September 1, 2018 other than the following: management fees, Rule 12b-1 distribution and/or service fees, any front-end or contingent deferred sales loads, acquired fund fees and expenses, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
(2)	Total Annual Fund Operating Expenses for the Fund do not correlate to the "Ratios to Average Net Assets: Net Expenses" provided in the "Financial Highlights" section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$112	$350	$606	$1,340
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes to shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate was [ ] of the average value of its portfolio for the fiscal period from the Fund’s inception on November 2, 2015 through August 31, 2016. However, this portfolio turnover is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund, under normal circumstances, creates short positions by investing at least 80% of its assets in: swap agreements, futures contracts, short positions, exchange-traded funds (“ETFs”), or other financial instruments that, in combination, provide leveraged and unleveraged exposure to the NYSE 25 Year Plus Treasury Bond Index (the “Index”). On a day-to-day basis, the Fund may hold money market funds and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements. The Fund does not invest in equity securities.
The Index is a multi-security fixed income index that attempts to track U.S. Treasury bonds with a maturity of 25 years or greater. Bonds eligible for inclusion must: be issued by the U.S. Treasury; have a maturity of 25 years or greater at issuance; be denominated in U.S. Dollars; be an either callable or non-callable issue; and have a fixed, non-zero coupon. The Index rebalances monthly, after the close of trading on the last business day of each month. The weighting of the bonds in the Index is reset during the rebalance to
7	Direxion Funds Prospectus

represent each issue’s market value which is based on the issue’s float-adjusted amount outstanding.
Neither the Direxion Funds (the “Trust”) nor the Fund is sponsored, endorsed, sold or promoted by NYSE EURONEXT or its affiliates (“NYSE EURONEXT”). NYSE EURONEXT makes no representation or warranty regarding the advisability of investing in securities generally, in the Fund particularly, or the ability of the Index to track general stock market performance.
NYSE EURONEXT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE TREASURY INDEXES OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL NYSE EURONEXT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Fund may gain inverse leveraged exposure to only a representative sample of the securities in the Index that have aggregate characteristics similar to those of the Index. The Fund gains this exposure by investing in a combination of financial instruments that provide exposure to the underlying securities of the Index. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting securities in order to gain inverse leveraged exposure to the Index or its components. The Fund seeks to remain fully invested at all times consistent with its stated inverse leveraged investment objective. At the close of the markets on the last trading day of each month, Rafferty positions the Fund’s portfolio so that its exposure to the Index is consistent with the Fund’s investment objective. The impact of the Index’s movements during the month will affect whether the Fund’s portfolio needs to be re-positioned. For example, if the Index has fallen over the course of a given month, net assets of the Fund should rise, meaning that the Fund’s exposure will need to be increased. Conversely, if the Index has risen over the course of a given month, net assets of the Fund should fall, meaning the Fund’s exposure will need to be reduced.
Because a significant portion of the assets of the Fund may come from investors using “asset allocation” and “market timing” investment strategies, the Fund may engage in frequent trading.
The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.
Principal Investment Risks
An investment in the Fund entails risk. The Fund could lose money or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that the Fund will achieve its inverse leveraged investment objective. In addition, the Fund presents some risks not traditionally associated with most mutual funds. It is important that investors closely review all of the risks listed below and understand how these risks interrelate before making an investment in the
Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund. There is the risk that you could lose all or a portion of your money invested in the Fund.
Active and Frequent Trading Risk — The Fund engages in active and frequent trading, leading to increased portfolio turnover, higher transaction costs and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them.
Aggressive Investment Techniques Risk — The Fund uses investment techniques that may be considered aggressive and may entail significantly higher than normal risk. Risks associated with the use of futures contracts, options and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
Counterparty Risk — The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain inverse exposure to a particular group of securities or asset class without actually purchasing those securities or investments. The use of financial instruments, such as swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount it is entitled to receive. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its inverse leveraged investment objective.
Debt Instrument Risk — The value of debt instruments may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability of issuers, guarantors, or liquidity providers to make schedule principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall. Changes in interest rates will likely have a greater impact on the value of debt instruments that have a longer duration. Returns on investments in debt instruments would trail the returns
Direxion Funds Prospectus	8

on other investment options, including investments in equity securities.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to leverage, imperfect monthly correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly shorting the underlying securities. Investments in such derivatives may generally be subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of the Fund. When the Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same or a substantially similar Index. The performance of this underlying ETF may not track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as an underlying reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of inverse correlation with the Index as it would if the Fund used swaps that utilized the Index as an underlying reference asset. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return. Moreover, if the Index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its inverse leveraged investment objective, even if the Index reverses all of a portion of its movement.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index. Swaps are particularly subject to counterparty, valuation and leveraging risks.
•	Futures Contracts. Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. In addition, there is a risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its inverse leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund. Futures are also subject to leverage and liquidity risks.
•	Options. Options give the holder of the option the right to buy (or sell) a position in a security to the writer of the option, at a certain price. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) used for cover which may cause the Fund not to achieve its inverse leveraged investment objective. Exchanges may limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its investment strategy. Options are also subject to leverage and liquidity risks.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Effects of Compounding and Market Volatility Risk- The Fund does not attempt to, and should not be expected to, provide returns which are -135%, before fees and expenses, of the return of the Index for periods other than a calendar month. The Fund rebalances its portfolio on a calendar month basis, increasing exposure in response to the Index’s calendar month losses or reducing exposure in response to the Index’s calendar month gains. This means that for a period longer than one calendar month, the pursuit of a monthly investment objective may result in monthly leveraged compounding. It also means that the return of the Index over a period of time greater than one calendar month multiplied by the Fund’s monthly target of -135% generally will not equal the Fund’s performance over that same period. If adverse monthly performance of the Index reduces the amount of a shareholder’s investment, any further adverse monthly performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable monthly performance of the Index increases the amount
9	Direxion Funds Prospectus

of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase correspondingly.
As a result, over time, the cumulative percentage increase or decrease in the value of the Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease of -135% of the return of the Index due to the compounding effect of losses and gains on the returns of the Fund. It also is expected that the Fund’s use of leverage will cause the Fund to underperform the return of -135% of the Index in a trendless or flat market. The effect of compounding becomes more pronounced on the Fund’s performance as the Index experiences volatility. The Index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the Index.
The chart below provides examples of how Index volatility could affect the Fund’s performance. Fund performance for periods greater than one calendar month can be estimated given any set of assumptions for the following factors: a) Index volatility; b) Index performance; c) period of time; d) financing rates associated with inverse leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – Index volatility and Index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of Index volatility and Index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain inverse exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. As shown in the chart below, the Fund would be expected to lose 8.68% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. If the Index’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period for the Fund widens to approximately 44.17%.
At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the Index is flat. For instance, if the Index’s annualized volatility is 100%, the Fund would be expected to lose 46.85% of its value, even if the cumulative Index return for the year was 0%.
One Year Index	-135% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	81%	215.39%	188.22%	113.27%	56.02%	26.85%
-50%	68%	139.91%	120.85%	67.42%	24.40%	4.98%
-40%	54%	91.19%	76.79%	35.95%	2.07%	-14.73%
-30%	41%	57.30%	45.82%	13.11%	-13.95%	-26.76%
-20%	27%	32.45%	22.89%	-4.42%	-26.66%	-36.45%
-10%	14%	13.48%	5.21%	-17.57%	-36.33%	-43.28%
0%	0%	-1.45%	-8.68%	-28.55%	-44.17%	-46.85%
10%	-14%	-13.49%	-19.97%	-38.05%	-51.52%	-53.19%
20%	-27%	-23.39%	-29.43%	-45.48%	-57.59%	-58.50%
30%	-41%	-31.68%	-37.28%	-52.02%	-60.83%	-62.55%
40%	-54%	-38.72%	-43.90%	-57.66%	-66.89%	-66.27%
50%	-68%	-44.76%	-49.77%	-62.51%	-65.56%	-70.13%
60%	-81%	-50.02%	-54.93%	-66.74%	-73.28%	-68.20%
The Index’s annualized historical volatility rate for the five year period ended December 31, 2015 was 14.97%. The Index’s highest volatility rate for any one calendar year during the five-year period was 20.01% and volatility for a shorter period of time may have been substantially higher. The Index’s annualized performance for the five-year period ended December 31, 2015 was 8.30%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.
For information regarding the effects of volatility and Index performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and “Special Note Regarding the Correlation Risks of the Funds'” in the Fund’s Statement of Additional Information.
Interest Rate Risk — Debt instruments have varying levels of sensitivity to changes in interest rates. In general, the price of debt instrument or security will fall when interest rates rise and rise when interest rates fall. Because the Fund invests in long-term bonds, the effect of increasing interest rates may be more pronounced than investment in intermediate-term or short-term bonds. The U.S. is currently in a period of historically-low interest rates and it is unclear how much longer interest rates will remain at their current levels. Changes or volatility in interest rates may materially affect the performance of the Fund. The effect of increased interest rates is more pronounced for any intermediate-term or longer-term fixed income obligations owned by the Fund. Recent events in the fixed-income market may expose the Fund to heightened interest rate risk and volatility.
Intra-Calendar Month Investment Risk — The Fund seeks calendar month leveraged investment results which should not be equated with seeking an investment objective for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will likely have more, or less, than -135% leveraged investment exposure to the Index, depending upon the movement of the Index from the end of the prior calendar month until the point of purchase. As an example (using simplified numbers), if the Fund had $100 in net assets at the market close on the last trading day of the month, it would seek -$135 of exposure to the next month’s Index performance. If the Index declined by 1% by mid-month, the exposure of the Fund will have fallen by 1% to -$98.65 and the net assets will have risen by that $1.35 gain to $101.35. With net assets of $101.35 and exposure of -$98.65, a purchaser at that point would be receiving -102.7% exposure of her investment instead of -135%.
Leverage Risk — To achieve its monthly investment objective, the Fund obtains investment exposure in excess of its assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. If you invest in the Fund, you are exposed to the risk that a rise in the monthly performance of the Index will be leveraged. This means that your investment in the Fund will be reduced by an
Direxion Funds Prospectus	10

amount equal to 1.35% for every 1% monthly rise in the Index, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower your investment. If the Index declines more than 50%, the result would be the total loss of an investor’s investment. The Fund could theoretically lose an amount greater than its net assets in the event of an Index rise of more than 65%. Further, purchasing shares intra-calendar month may result in greater than -135% exposure to the performance of the Index if the Index rises between the end of the last calendar month and the time the investor purchased Fund shares.
To fully understand the risks of using leverage in the Fund, see “Effects of Compounding and Market Volatility Risk” above.
Liquidity Risk — Some securities held by the Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time or at a price that is lower than Rafferty’s judgment of the security’s true market value, the Fund may be forced to sell the security at a loss. Such a situation may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index, thus materially affecting Fund performance.
Market Risk — The Fund is subject to market risks that can affect the value of its Shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market.
Market Timing Activity Risk — Rafferty expects a significant portion of the assets of the Fund to come from professional money managers and investors who use the Fund as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading, which may lead to increased portfolio turnover, higher transaction costs and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed to them.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. There is no guarantee that money market instruments will maintain a stable value, and they may lose money.
Monthly Inverse Correlation/Tracking Risk — Shareholders should lose money when the Index rises, which is a result that is the opposite from traditional funds. There can be no guarantee that the Fund will achieve a high degree of correlation with its monthly inverse leveraged investment objective relative to the Index. A number of factors may adversely affect the Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards, significant purchase and redemption activity by Fund shareholders and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. The Fund may not have inverse exposure to all securities in the Index, or its weighting of inverse exposure to such stocks or industries may be different from that of the Index. In addition, the Fund may invest in financial instruments not included in the Index. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding Index reconstitutions and other Index repositioning or reconstitution events may hinder the Fund’s ability to meet its calendar month inverse leveraged investment objective.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Regulatory Risk — The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape.
Shorting Risk — In order to achieve its monthly inverse investment objective, the Fund may seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which may expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to lack of available securities or counterparties. Obtaining inverse exposure through the use of derivatives or other financial instruments may be considered an aggressive investment technique.
U.S. Government Securities Risk — A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. In
11	Direxion Funds Prospectus

addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.
Fund Performance
No prior investment performance is provided for the Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. Updated performance will be available on the Fund’s website at www.direxioninvestments.com/mutual-funds?producttab=performance or by calling the Fund toll-free at (800) 851-0511.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in November 2015	Portfolio Manager
Tony Ng	Since Inception in November 2015	Portfolio Manager
Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Direxion Funds – Direxion Monthly 25+ Year Treasury Bear 1.35X Fund, P.O. Box 0701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at (800) 851-0511, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account. The Fund accepts investments in the following minimum amounts:
Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Traditional Investment Accounts	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$500
Minimum Investment: Retirement Accounts (Traditional, Roth and Spousal individual retirement accounts)	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.	$0
Tax Information
The Fund’s distributions to you are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions on investments made through those arrangements may be taxed later upon withdrawal of assets from them. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Direxion Funds Prospectus	12

Overview of the Funds
The Direxion Funds (the “Trust”) is a registered investment company offering a number of separate series. This Prospectus describes shares of the funds noted below (each a “Fund” and collectively, the “Funds”). Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) serves as the investment adviser to each Fund.
As used in this Prospectus, the term “calendar month” refers to the period from the close of the markets on the last business day of a given month until the close of the markets on the last business day of the subsequent month.
The Funds described in this Prospectus seek 135% or -135% of the performance, before fees and expenses, of the NYSE 25 Year Plus Treasury Bond Index (the “Index”) for a given calendar month. The Funds seek calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 135% or -135% exposure to the Index, depending on the performance of the Index.
The Direxion Monthly 25+ Year Treasury Bull 1.35X Fund (the “Bull Fund”) attempts to provide investment results, before fees and expenses, which correlate to 135% of the return of the Index, meaning the Bull Fund attempts to move in the same direction as the Index. The Direxion Monthly 25+ Year Treasury Bear 1.35X Fund (the “Bear Fund”) attempts to provide investment results, before fees and expenses, that correlate to -135% of the return of the Index, meaning that the Bear Fund attempts to move in the opposite or inverse direction of the Index.
For example, the monthly investment objective for the Bull Fund is 135% of the calendar month total return of the performance of the Index, while the monthly investment objective for the Bear Fund is 135% of the inverse, or opposite, of the calendar month total return of the performance of the Index. If, over a given calendar month, the Index gains 1%, the Bull Fund is designed to gain approximately 1.35% (which is equal to 135% of 1%), while the Bear Fund is designed to lose approximately 1.35%. Conversely, if the Index loses 1% over a given calendar month, the Bull Fund is designed to lose approximately 1.35%, while the Bear Fund is designed to gain approximately 1.35%.
To pursue these results, each Fund uses aggressive investment techniques such as engaging in futures, swaps and options transactions. As a result, these Funds are designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking monthly leveraged and monthly inverse leveraged investment results, understand the risks associated with the Funds’ use of leverage and are willing to monitor their portfolios frequently. Additionally, the Bear Funds are designed to be utilized by knowledgeable investors who understand the risks of shorting. The Funds are not intended to be used by, and are not appropriate for, investors who understand the risks associated with the use of leverage and who do not intend to actively monitor and manage their portfolios. These Funds are very different from most mutual funds. There is no assurance that the Funds will achieve their investment objectives. An investment in a Fund could lose money. No single Fund is a complete investment program.
Changes in Investment Objective. Each Fund’s investment objective is not a fundamental policy and may be changed by the Funds’ Board of Trustees without shareholder approval.
Defensive Policy. Generally, each Fund pursues its investment objective regardless of market conditions and does not take defensive positions. As a consequence, a Fund will generally not adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for the Index. However, if the Index has moved dramatically in a particular direction, Rafferty will attempt to position that Fund’s portfolio to ensure that the Fund does not lose more than 90% of its net asset value (“NAV”) in a given calendar month. In addition, because it may be difficult for a Fund to achieve its stated investment objective any time its assets fall below $2 million, Rafferty may invest the assets of any such Fund in short-term U.S. government securities until the level of net assets is sufficient to permit the desired investments. As a result, such Fund may not achieve its investment objective during this period. To find out if a Fund has sufficient assets to invest to attempt to meet its investment objective, you may call (800) 851-0511.
Additional Information Regarding Investment Techniques and Policies
Rafferty uses a number of investment techniques in an effort to achieve the stated investment objective for each Fund. Each Fund seeks either 135% or -135%, before fees and expenses, of the return of the Index on a given calendar month.
For the Bull Fund, Rafferty attempts to provide 135%, before fees and expenses, of the return of the Index for a calendar month. The Bear Fund is managed to provide 135% of the inverse (or opposite), before fees and expenses, of the return of the Index for a calendar month. To do this, Rafferty creates net “long” positions for the Bull Fund and net “short” positions for the Bear Fund. (Rafferty may create short positions in the Bull Fund and long positions in the Bear Fund even though the net exposure in the Bull Fund will be long and the net exposure in the Bear Fund will be short.) Long positions move in the same direction as the Index, advancing when the Index advances and declining when the Index declines. Short positions move in the opposite direction of the Index, advancing when the Index declines and declining when the Index advances.
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In seeking to achieve each Fund’s investment objective, Rafferty uses statistical and quantitative analysis to determine each Fund’s investments and the techniques to employ. Rafferty relies upon a pre-determined model to generate orders that result in repositioning each Fund’s investments in accordance with its monthly investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce monthly returns consistent with a Fund’s investment objective. In general, if a Fund is performing as designed, the return of the Index will dictate the return for that Fund.
Exposure to the Index and Portfolio Repositioning. Each Fund has a clearly articulated goal which requires it to seek economic exposure in excess of its assets (i.e., net assets plus borrowings for investment purposes). To meet its investment objective, each Fund invests in some combination of financial instruments so that it generates economic exposure consistent with its investment objective. Seeking calendar month leveraged investment results provides potential for greater gains and losses relative to the performance of the Index. On the last business day of each calendar month, each Fund will position its portfolio to ensure that the exposure to the Index is consistent with its investment objective. The impact of market movements during the calendar month will determine whether the portfolio needs to be repositioned.
Bull Fund. If the Index rises from the beginning of a calendar month to the end of the calendar month, the Bull Fund’s net assets should rise, meaning the Bull Fund’s exposure may need to be increased. Conversely, if the Index falls from the beginning of a calendar month to the end of the calendar month, the Bull Fund’s net assets should fall, meaning the Bull Fund’s exposure may need to be reduced.
Bear Fund. If the Index rises from the beginning of a calendar month to the end of the calendar month, the Bear Fund’s net assets should fall, meaning the Bear Fund’s exposure may need to be reduced. If the Index falls from the beginning of a calendar month to the end of the calendar month, the Bear Fund’s net assets should rise, meaning the Bear Fund’s exposure may need to be increased.
A Fund’s portfolio may also need to be changed to reflect changes in the composition of the Index.
Each Fund invests in swap agreements, exchange-traded funds (“ETFs”), swaps on ETFs, futures contracts, forward contracts, reverse repurchase agreements, options, and other financial instruments. Rafferty uses these types of investments to produce economically “leveraged” investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Fund. To create the necessary exposure, the Bear Fund engages in short selling – borrowing and selling securities it does not own. The money that the Bear Fund receives from short sales – the short sale proceeds – is an asset of the Bear Fund that can generate income to help offset the Bear Fund’s operating expenses. However, the costs of creating short exposure, which may require the Fund’s counterparties to borrow and sell certain securities, may offset or outweigh such income.
The Bull Fund generally may hold a representative sample of the securities that represents the Index. The use of a representative sample of securities by the Bull Fund, as compared to replicating the Index directly, is intended to maintain high correlation with, and similar aggregate characteristics (e.g., market capitalization and industry weightings) to, the Index. However, the use of a representative sample of securities may not track the Index as closely as holding securities that replicate the Index in its entirety.
Both the Bull and Bear Fund also may gain exposure to securities that are not included in the Index or may overweight or underweight certain components of the Index. A Fund’s assets may be concentrated in an industry or group of industries to the extent that the Index concentrates in a particular industry or group of industries. In addition, each Fund is non-diversified, which means that it may invest in the securities of a limited number of issuers.
Index Correlation (Tracking Risk). The Bull Fund is designed to provide calendar month leveraged investment returns, before fees and expenses, that are 135% of the return of the Index for a calendar month. The Bear Fund is designed to provide calendar month inverse leveraged investment returns, before fees and expenses, that are 135% the inverse (or opposite) of the return of the Index for a calendar month. While Rafferty attempts to minimize any “tracking risk” (the statistical measure of the difference between the investment results of a Fund and the expected performance given its monthly leveraged investment objective), certain factors will cause a Fund’s investment results to vary from its stated investment objective. A Fund may have difficulty in achieving its calendar month target due to fees and expenses such as financing fees related to derivative investments and operating expenses of the Fund, high portfolio turnover, transaction costs, significant purchase and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund. Additionally, if the Index includes foreign securities or tracks a foreign market index where the foreign market closes before or after the New York Stock Exchange (“NYSE”) closes (generally at 4 PM Eastern Time), the performance of the Index may differ from the expected monthly leveraged performance.
Impact of Compounding and Volatility. For a period longer than one calendar month, the pursuit of calendar month goals may result in calendar month leveraged compounding, which means that the return of the Index over a period of time greater than one calendar month multiplied by a Fund’s calendar month target (e.g., 135% or -135%) generally will not equal a Fund’s performance over that same period. As such, although federal regulations require that this Prospectus include annualized performance and multi-year expense information for each Fund, investors should bear in mind that the Funds seek calendar month, and not annual, investment results. Consider the following examples:
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Compounding Example 1 – Underlying Index Lacks a Trend
Mary is considering investments in three Funds, Fund A, Fund B and Fund C. Fund A is a traditional index fund which seeks (before fees and expenses) to match the performance of the XYZ index. Fund B is a leveraged Fund and seeks calendar month leveraged investment results (before fees and expenses) that correspond to 135% of the calendar month performance of the XYZ index. Fund C is a leveraged Fund and seeks calendar month leveraged investment results (before fees and expenses) that correspond to -135% of the calendar month performance of the XYZ index.
In January, the XYZ index increases in value from $100 to $105, a gain of 5%. In February, the XYZ index declines from $105 back to $100, a loss of 4.76%. In the aggregate, the XYZ index has not moved.
An investment in Fund A would be expected to gain 5% in January and lose 4.76% in February to return to its original value. The following example assumes a $100 investment in Fund A when the index is also valued at $100:
FUND A – A Traditional Index Fund
Month	Index Value	Index Monthly Performance	Index Cumulative Performance	Value of Investment
	$100.00			$100.00
January	$105.00	5.00%	5.00%	$105.00
February	$100.00	-4.76%	0.00%	$100.00
The same $100 investment in Fund B, however, would be expected to gain 6.75% in January (135% of 5%) but decline 6.45% in February.
FUND B – Seeks calendar month leveraged investment results
Month	Index Value	Index Monthly Performance	135% of Monthly Index Performance	Value of Investment	Index Cumulative Performance	Investment Cumulative Performance
	$100.00			$100.00
January	$105.00	5.00%	6.75%	$106.75	5.00%	6.75%
February	$100.00	-4.76%	-6.45%	$99.83	0.00%	-0.17%
Although the percentage decline is smaller in February than the percentage gain in January, the loss is applied to a higher principal amount so the investment in Fund B has a loss of 0.17% even when the aggregate index value for the two-month period has not declined. (These calculations do not include the charges for expense ratio and financing charges.)
Because Fund C seeks leveraged inverse returns, the same $100 investment in Fund C would be expected to lose 6.75% in January and then gain 6.45% in February.
FUND C – Seeks calendar month leveraged inverse investment results
Month	Index Value	Index Monthly Performance	-135% of Index Monthly Performance	Value of Investment	Index Cumulative Performance	Investment Cumulative Performance
	$100.00			$100.00
January	$105.00	5.00%	-6.75%	$93.25	5.00%	-6.25%
February	$100.00	-4.76%	6.45%	$99.26	0.00%	-0.74%
Because the gain in February is multiplied by the already-diminished investment, the investment in Fund C does not make up its January losses even though the index has returned to its original value.
Compounding Example 2 – Underlying Index Has a Clear Trend
Leveraged compounding will not always result in greater losses. If the index trends in one direction (e.g. increases in value for two consecutive months), the compounded return will outperform the index’s cumulative performance multiplied by 135% or -135% (as applicable). For example, if the XYZ Index were to increase to $110 in February (instead of decline back to $100 as it had in the prior example), the resulting performance of Fund A, Fund B and Fund C would be as follows:
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FUND A – A Traditional Index Fund
Month	Index Value	Index Monthly Performance	Index Cumulative Performance	Value of Investment
	$100.00			$100.00
January	$105.00	5.00%	5.00%	$105.00
February	$110.00	4.76%	10.00%	$110.00
FUND B – Seeks calendar month leveraged investment results
Month	Index Value	Index Monthly Performance	135% of Index Monthly Performance	Value of Investment	Index Cumulative Performance	Investment Cumulative Performance
	$100.00			$100.00
January	$105.00	5.00%	6.75%	$106.75	5.00%	6.75%
February	$110.00	4.76%	6.43%	$113.61	10.00%	13.61%
FUND C – Seeks calendar month leveraged inverse investment results
Month	Index Value	Index Monthly Performance	-135% of Index Monthly Performance	Value of Investment	Index Cumulative Performance	Investment Cumulative Performance
	$100.00			$100.00
January	$105.00	5.00%	-6.75%	$93.25	5.00%	-6.75%
February	$110.00	4.76%	-6.43%	$87.25	10.00%	-12.75%
In the above example, the index’s cumulative performance was 10%, but Fund B gained slightly more than 13.50% (135% of 10%), due to the fact that February’s additional gains were applied to a higher investment amount. Additionally, although the index’s trend was adverse to Fund C’s performance in both months, the cumulative loss to the investment was less than 12.5%, due to the fact that February’s additional losses were applied to an already-lowered investment amount. Because the index trended in one direction, compounding improved the cumulative performance of both Fund B and Fund C.
This would also be true if the index trended in the other direction. However, in that instance, Fund C would outgain -135% of the index’s cumulative performance and Fund B’s losses would be slightly less than 135% of the index’s cumulative performance.
The Funds seek calendar month investment results and are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. These Funds are very different from most mutual funds. First, the Bull Fund pursues monthly leveraged investment goals, which means that it is riskier than alternatives that do not use leverage because the Bull Fund magnifies the performance of the Index. Second, the Bear Fund pursues investment goals which are inverse to the performance of the Index; a result opposite of most other mutual funds. Third, because the Funds seek calendar month investment results, an investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 135% or -135% (as applicable) exposure to the Index from that point until the end of the month. The actual exposure is a function of the performance of the Index from the end of the prior calendar month and such investor should consult the Funds’ website to determine the then projected exposure before investing in a Fund. If a Fund’s shares are held through the end of a calendar month or months, the Fund’s performance is likely to deviate from the multiple of the Index performance for the longer period. This deviation will increase with higher Index volatility and longer holding periods. As a consequence, investors should not plan to hold the Funds unmonitored through the end of a month or for longer periods of time. Further, the return for investors that invest for periods less than a calendar month, or for a period different than the calendar month, may not be the product of the return of the Index for such shorter period and the magnification point for the Fund. The Funds are not suitable for all investors.
For investments held through the end of a calendar month, volatility in the performance of the Index from month to month is the primary cause of any disparity between a Fund’s actual returns, the product of the Fund’s beta and the returns of the Index for such longer period. Volatility causes such disparity because it exacerbates the effects of compounding on a Fund’s returns. For example, consider the following three examples:
Example 1 – Underlying Index Experiences Low Volatility
Mary invests $10.00 in a 1.35X Bull Fund on the last day of Calendar Month 1. During Calendar Month 2, the Fund’s underlying index rises from 100 to 102, a 2% gain. Mary’s investment rises 2.7% to $10.27. Mary holds her investment through the end of Calendar Month 3, during which the 1.35X Bull Fund’s underlying index rises from 102 to 104, a gain of 1.96%. Mary’s investment rises to $10.54, a gain during Calendar Month 3 of 2.65%. For the two calendar month
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period since Mary invested in the 1.35X Bull Fund, the benchmark gained 4% although Mary’s investment increased by 5.7%. Because the underlying index continued to trend upwards with low volatility, Mary’s return closely correlates to the 135% return of the return of the underlying index for the period.
Example 2 – Underlying Index Experiences High Volatility
Mary invests $10.00 in a 1.35X Bull Fund on the last day of Calendar Month 1. During Calendar Month 2, the 1.35X Bull Fund’s underlying index rises from 100 to 110, a 10% gain, and Mary’s investment rises 13.5% to $11.35. Mary continues to hold her investment through the end of Calendar Month 3, during which the 1.35X Bull Fund’s underlying index declines from 110 to 90, a loss of 18.18%. Mary’s investment declines by 24.54%, from $11.35 to $8.56. For the two calendar month period since Mary invested in the 1.35X Bull Fund, its underlying index lost 10% while Mary’s investment decreased from $10 to $8.56, a 14.4% loss. The volatility of the underlying index affected the correlation between the underlying index’s return for the two calendar month periods and Mary’s return. In this situation, Mary lost more than two times the return of the underlying index.
Example 3 – Intra Month Investment with Volatility
The examples above assumed that Mary purchased the Fund on the last day of the relevant calendar month and received exposure equal to 135% of her investment. If she made an investment on a subsequent day, she would have received a beta determined by the performance of the underlying index from the end of the prior calendar month until the date of the purchase.
Mary invests $10.00 in a 1.35X Bull Fund on the 5th day of Calendar Month 1. From the end of the prior calendar month until the day on which Mary invests, the underlying index moves from 100 to 102, a 2% gain. In light of that gain, the 1.35X Bull Fund beta at the point at which Mary invests is 138%. During the remainder of Calendar Month 1, the 1.35X Bull Fund’s underlying index rises from 102 to 110, a gain of 7.84%, and Mary’s investment rises 10.82% (which is the underlying index gain of 7.84% multiplied by the 138% beta that she received) to $11.08. Mary continues to hold her investment through the end of Calendar Month 2, during which the 1.25X Bull Fund’s underlying index declines from 110 to 90, a loss of 18.18%. Mary’s investment declines by 24.54%, from $11.08 to $8.36. For the period of Mary’s investment, the 1.35X Bull Fund’s underlying index declined from 102 to 90, a loss of 11.76%, while Mary’s investment decreased from $10.00 to $8.36, a 16.40% loss. The volatility of the underlying index affected the correlation between the underlying index’s return for the two calendar month periods and Mary’s return. In this situation, Mary lost more than two times the return of the underlying index. Mary’s return was also less because she missed the first 2% move of the benchmark and had a beta of 138% for the remainder of Calendar Month 1.
An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 135% exposure to the Index, depending on the performance of the Index. If the Index moves in a direction favorable to the Fund, the investor will receive exposure to the Index less than 135%. Conversely, if the Index moves in a direction adverse to the Fund, the investor will receive exposure to the Index greater than 135%. Calendar month rebalancing will impair a Fund’s performance if the Index experiences volatility. For instance, a hypothetical 1.35X Bull Fund would be expected to lose 1.30% (as shown in Table 1 below) if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. A hypothetical 1.35X Bear Fund would be expected to lose 8.68% (as shown in Table 1 below) if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. If the Index’s annualized volatility were to rise to 50%, the hypothetical loss for a one year period for the Bull Fund widens to approximately 5.30% while the loss for the Bear Fund rises to 28.55%. At higher ranges of volatility, there is a chance of a significant loss of Fund value even if the Index is flat. For instance, if annualized volatility of the Index is 100%, the Bull and the Bear Fund would be expected to lose 16.20% and 46.85% respectively, of their value even if the cumulative Index return for the year was 0%. The Index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the Index.
Table 1 – Negative Implications of Volatility
Volatility Range	1.35X Bull Fund Loss	1.35X Bear Fund Loss
10%	-0.20%	-1.45%
25%	-1.30%	-8.68%
50%	-5.30%	-28.55%
75%	-11.40%	-44.17%
100%	-16.20%	-46.85%
The annualized volatility for the Index for the five year period ended December 31, 2015 was 14.97%. The Index had historical volatility rates over that period ranging from 10.52% to 20.01%. Since market volatility, like that experienced by the markets recently, has negative implications for the Funds which rebalance on a calendar month basis, investors should be sure to monitor and manage their investments in the Funds, particularly in volatile markets. The negative implications of volatility noted in Table 1 can be combined with the recent volatility provided above to give investors some sense of the risks of holding the Funds for long periods. This information is intended to simply underscore the fact that the Funds that seek
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calendar month leveraged investment results are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.
The Projected Returns of the Bull Fund and the Bear Fund for Shares Held Longer Than a Calendar Month. The Funds seek calendar month investment results which should not be equated with seeking a goal for longer than a calendar month. For instance, if the Index gains 10% during a year, the Bull Fund should not be expected to provide a return of 13.5% for the year even if it meets its calendar month target throughout the year. This is true because the pursuit of calendar month goals may result in calendar month compounding, which means that the return of the Index over a period of time greater than one calendar month multiplied by 135%, in the case of the Bull Fund, or -135%, in the case of the Bear Fund, will not generally equal a Fund’s performance over that same period.
The following charts set out a range of hypothetical calendar month performances during a given calendar year of the Index and demonstrate how changes in the Index impact the Funds’ performance for each calendar month and cumulatively up to, and including, the entire calendar year. The charts are based on a hypothetical $100 investment in the Funds over a 12-month calendar period and do not reflect expenses of any kind.
Table 2 – The Index Lacks a Clear Trend for a Period Longer Than One Month
	Index			Bull Fund			Bear Fund
	Value	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance
	100			$100.00			$100.00
January	105	5.00%	5.00%	$106.75	6.75%	6.75%	$ 93.25	-6.75%	-6.75%
February	110	4.76%	10.00%	$113.61	6.43%	13.61%	$ 87.26	-6.43%	-12.74%
March	100	-9.09%	0.00%	$ 99.67	-12.27%	-0.33%	$ 97.97	12.27%	-2.03%
April	90	-10.00%	-10.00%	$ 86.21	-13.50%	-13.79%	$111.19	13.50%	11.19%
May	85	-5.56%	-15.00%	$ 79.74	-7.51%	-20.26%	$119.54	7.51%	19.54%
June	100	17.65%	0.00%	$ 98.74	23.83%	-1.26%	$ 91.05	-23.83%	-8.95%
July	95	-5.00%	-5.00%	$ 92.08	-6.75%	-7.92%	$ 97.20	6.75%	-2.80%
August	100	5.26%	0.00%	$ 98.62	7.10%	-1.38%	$ 90.30	-7.10%	-9.70%
September	105	5.00%	5.00%	$105.27	6.75%	5.27%	$ 84.20	-6.75%	-15.80%
October	100	-4.76%	0.00%	$ 98.51	-6.43%	-1.49%	$ 89.61	6.43%	-10.39%
November	95	-5.00%	-5.00%	$ 91.86	-6.75%	-8.14%	$ 95.66	6.75%	-4.34%
December	105	10.53%	5.00%	$104.92	14.22%	4.92%	$ 82.06	-14.22%	-17.94%
The cumulative annual performance of the hypothetical underlying index in Table 3 is 5.00%. The return of the hypothetical Bull Fund for the calendar year is 4.92%, while the return of the hypothetical Bear Fund for the calendar year is -17.94%. The volatility of the hypothetical underlying index’s performance and the lack of a clear trend means that a Fund’s gain or losses bear little relationship to the performance of the hypothetical underlying index for the year.
Table 3 – The Index Rises in a Clear Trend
	Index			Bull Fund			Bear Fund
	Value	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance
	100			$100.00			$100.00
January	102	2.00%	2.00%	$102.70	2.70%	2.70%	$ 97.30	-2.70%	-2.70%
February	104	1.96%	4.00%	$105.42	2.65%	5.42%	$ 94.73	-2.65%	-5.27%
March	106	1.92%	6.00%	$108.15	2.59%	8.15%	$ 92.27	-2.59%	-7.73%
April	108	1.89%	8.00%	$110.91	2.55%	10.91%	$ 89.92	-2.55%	-10.08%
May	110	1.85%	10.00%	$113.68	2.50%	13.68%	$ 87.67	-2.50%	-12.33%
June	112	1.82%	12.00%	$116.47	2.46%	16.47%	$ 85.52	-2.46%	-14.48%
July	114	1.79%	14.00%	$119.29	2.42%	19.29%	$ 83.45	-2.42%	-16.55%
August	116	1.75%	16.00%	$122.11	2.36%	22.11%	$ 81.48	-2.36%	-18.52%
September	118	1.72%	18.00%	$124.94	2.32%	24.94%	$ 79.59	-2.32%	-20.41%
October	120	1.69%	20.00%	$127.79	2.28%	27.79%	$ 77.77	-2.28%	-22.23%
November	122	1.67%	22.00%	$130.67	2.25%	30.67%	$ 76.02	-2.25%	-23.98%
December	124	1.64%	24.00%	$133.56	2.21%	33.56%	$ 74.33	-2.21%	-25.67%
The cumulative annual performance of the index in Table 4 is 24.00%. The return of the hypothetical Bull Fund for the calendar year is 33.56%, while the return of the hypothetical Bear Fund for the calendar year is -25.67%. In this case, because
18

of the trend, the hypothetical Bull Fund’s gain is greater than 135% of the hypothetical underlying index gain and the hypothetical Bear Fund’s decline is less than 135% of the hypothetical underlying index gain for the year.
Table 4 – The Index Declines in a Clear Trend
	Index			Bull Fund			Bear Fund
	Value	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance	NAV	Calendar Month Performance	Cumulative Performance
	100			$100.00			$100.00
January	98	-2.00%	-2.00%	$ 97.30	-2.70%	-2.70%	$102.70	2.70%	2.70%
February	96	-2.04%	-4.00%	$ 94.62	-2.75%	-5.38%	$105.53	2.75%	5.53%
March	94	-2.08%	-6.00%	$ 91.96	-2.81%	-8.04%	$108.49	2.81%	8.49%
April	92	-2.13%	-8.00%	$ 89.32	-2.88%	-10.68%	$111.61	2.88%	11.61%
May	90	-2.17%	-10.00%	$ 86.70	-2.93%	-13.30%	$114.88	2.93%	14.88%
June	88	-2.22%	-12.00%	$ 84.10	-3.00%	-15.90%	$118.32	3.00%	18.32%
July	86	-2.27%	-14.00%	$ 81.53	-3.06%	-18.47%	$121.95	3.06%	21.95%
August	84	-2.33%	-16.00%	$ 78.96	-3.15%	-21.04%	$125.79	3.15%	25.79%
September	82	-2.38%	-18.00%	$ 76.43	-3.21%	-23.57%	$129.83	3.21%	29.83%
October	80	-2.44%	-20.00%	$ 73.91	-3.29%	-26.09%	$134.10	3.29%	34.10%
November	78	-2.50%	-22.00%	$ 71.41	-3.38%	-28.59%	$138.63	3.38%	38.63%
December	76	-2.56%	-24.00%	$ 68.95	-3.46%	-31.05%	$143.42	3.46%	43.42%
The cumulative annual performance of the hypothetical underlying index in Table 5 is –24.00%. The return of the hypothetical Bull Fund for the calendar year is -31.05%, while the return of the hypothetical Bear Fund for the calendar year is 43.42%. In this case, because of the trend, the hypothetical Bull Fund’s decline is less than 135% of the hypothetical underlying index decline and the hypothetical Bear Fund’s gain is greater than 135% of the hypothetical underlying index decline for the year.
19	Direxion Funds Prospectus

Risks
An investment in a Fund entails risks. A Fund could lose money, or its performance could trail that of other investment alternatives. Rafferty cannot guarantee that a Fund will achieve its investment objective. In addition, a Fund presents some risks not traditionally associated with most mutual funds and ETFs. It is important that investors closely review and understand these risks before making an investment in a Fund. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide including the Funds. The table below provides the risks of investing in the Funds. Following the table, each risk is explained.

	Direxion Monthly 25+ Year Treasury Bull 1.35X Shares	Direxion Monthly 25+ Year Treasury Bear 1.35X Shares
Active and Frequent Trading Risk	X	X
Aggressive Investment Techniques Risk	X	X
Counterparty Risk	X	X
Debt Instrument Risk	X	X
Derivatives Risk	X	X
Early Close/Trading Halt Risk	X	X
Effects of Compounding and Market Volatility Risk	X	X
Interest Rate Risk	X	X
Intra-Calendar Month Investment Risk	X	X
Leverage Risk	X	X
Liquidity Risk	X	X
Market Risk	X	X
Market Timing Activity Risk	X	X
Money Market Instrument Risk	X	X
Monthly Correlation/Tracking Risk	X
Monthly Inverse Correlation/Tracking Risk		X
Non-Diversification Risk	X	X
Other Investment Companies (including ETFs) Risk	X
Regulatory Risk	X	X
Shorting Risk		X
U.S. Government Securities Risk	X	X
Active and Frequent Trading Risk
Engaging in active and frequent trading leads to increased portfolio turnover, higher transaction costs and the possibility of increased net realized capital gains, including net short-term capital gains that will be taxable to shareholders as ordinary income when distributed by a Fund.
Adverse Market Conditions Risk
The performance of a Fund is designed to correlate to the performance of the Index. As a consequence, a Fund’s performance will suffer during conditions which are adverse to the Fund’s investment objective. For example, if the Index has risen on a given day, then the Bear Fund’s performance should fall. Conversely, if the Index has fallen on a given day, then the Bear Fund’s performance should rise. If the Index has risen on a given day, then the Bull Fund’s performance should rise. Conversely, if the Index has fallen on a given day, then the Bull Fund’s performance also should fall.
Adviser’s Investment Strategy Risk
The Adviser utilizes a quantitative methodology to select investments for each Fund. Although this methodology is designed to correlate the Bull Fund's daily performance with 135% of the daily performance of the Index and the Bear Fund’s daily performance with -135% of the performance of the Index, there is no assurance that such methodology will be successful and will enable a Fund to achieve its investment objective.
Aggressive Investment Techniques Risk
Using investment techniques that may be considered aggressive may entail significantly higher than normal risk. Risks associated with the use of futures contracts, options and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
Counterparty Risk
A Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments. The use of financial instruments, such as swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, a Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations

Direxion Funds Prospectus	20

to a Fund, it may not receive the full amount it is entitled to receive. In addition, a Fund may enter into swap agreements with a limited number of counterparties, which may increase a Fund’s exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, a Fund may not be able to achieve its investment objectives. A Fund will not enter into any agreement involving a counterparty unless the Adviser believes that the other party to the transaction is creditworthy.
Debt Instrument Risk
The value of debt instruments may increase or decrease as a result of the following: market fluctuations, changes in interest rates, actual or perceived inability of issuers, guarantors, or liquidity providers to make schedule principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall. Changes in interest rates will likely have a greater impact on the value of debt instruments that have a longer duration. Returns on investments in debt instruments would trail the returns on other investment options, including investments in equity securities.
Derivatives Risk
A Fund’s investments in derivatives may pose risks in addition to and greater than those associated with directly investing in securities and other investments, including risk related to leverage and imperfect correlations with underlying investments or a Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in or shorting the underlying securities. Investments in such derivatives may generally be subject to market risks that may cause their prices to fluctuate over time and may increase the volatility of a Fund. When a Fund uses derivatives, there may be imperfect correlation between the value of the underlying reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
A Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of such index. The performance of this underlying ETF may not track the performance of its index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that a Fund invests in swaps that use an ETF as an underlying reference asset, a Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used swaps that utilized its index as a reference or as an underlying asset. Any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering a Fund’s return. Moreover, if an index has a dramatic intraday move that causes a material decline in a Fund’s net assets, the terms of a swap agreement between a Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with a Fund. In that event, a Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with a Fund’s investment objective. This may prevent a Fund from achieving its leveraged investment objective, even if an index reverses all of a portion of its movement. The derivatives that a Fund may invest in include:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference of underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index. Total return swaps are subject to counterparty risk, which relates to the credit risk of the counterparty and liquidity risk of the swaps themselves.
•	Futures. Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts. In addition, there is a risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser.
•	Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
•	Options. Options give the holder of the option the right to buy (or sell) a position in a security to the writer of
21	Direxion Funds Prospectus

the option, at a certain price. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) or used for cover The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency. Exchanges may limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its investment strategy. Options are also subject to leverage and liquidity risks.
Early Close/Trading Halt Risk
An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Effects of Compounding and Market Volatility Risk
There can be no guarantee that a Fund will achieve a high degree of correlation with its calendar month leveraged investment objective relative to the Index. A failure to achieve a high degree of correlation may prevent a Fund from achieving its calendar month leveraged investment objective. A number of factors may adversely affect a Fund’s correlation with the Index, including fees, expenses, transaction costs, costs associated with the Funds' use of leveraged investment techniques, income items and accounting standards. A Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, a Fund may invest in securities or financial instruments not included in the Index. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Index. Activities surrounding periodic index reconstitutions and other index rebalancing or reconstitution events may hinder each Fund’s ability to meet its calendar month leveraged investment objectives. The Fund seeks to rebalance its portfolio monthly to keep exposure consistent with each Fund’s calendar month leveraged investment objective.
A Fund does not attempt to, and should not be expected to, provide returns, before fees and expenses, which are 135% or -135% of the return of the Index for periods other than one calendar month. A Fund rebalances its portfolio on a monthly basis, increasing exposure in response to the Index’s monthly gains or reducing exposure in response to the Index’s monthly losses. This means that for a period longer than one calendar month, the pursuit of a monthly leveraged investment objective may result in calendar month leveraged compounding for the Funds. It also means that the return of the Index over a period of time greater than one calendar month multiplied by each Fund’s calendar month leveraged investment objective (e.g., 135% or -135%) generally will not equal a Fund’s performance over that same period.
As a result, over time, the cumulative percentage increase or decrease in the value of a Fund’s portfolio may diverge significantly from the cumulative percentage increase or decrease in 135% or -135% of the return of the Index due to the compounding effect of losses and gains on the returns of a Fund. It also is expected that a Fund’s use of leverage will cause the Fund to underperform the return of 135% of the Index in a trendless or flat market.The effect of compounding becomes more pronounced on a Fund’s performance as the Index experiences volatility. An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of the index.
The chart below provides examples of how index volatility could affect a Fund’s performance. Fund performance for periods greater than one calendar month can be estimated given any set of assumptions for the following factors: a) index volatility; b) index performance; c) period of time; d) financing rates associated with leveraged exposure; e) other Fund expenses; and f) dividends or interest paid with respect to securities in the Index. The chart below illustrates the impact of two principal factors – index volatility and index performance – on Fund performance. The chart shows estimated Fund returns for a number of combinations of index volatility and index performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to the securities included in the Index; (ii) there were no Fund expenses; and (iii) borrowing/lending rates (to obtain leveraged exposure for the Bull Fund and inverse leveraged exposure for the Bear Fund) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown.
As shown below, the Bull Fund would be expected to lose 1.3% and the Bear Fund would be expected to lose 8.68% if the Index provided no return over a one year period during which the Index experienced annualized volatility of 25%. If the Index’s annualized volatility were to rise to 75%, the hypothetical loss for a one year period widens to approximately 11.4% for the Bull Fund and 44.17% for the Bear Fund.
At higher ranges of volatility, there is a chance of a significant loss of value even if the Index is flat. For instance, if the Index’s annualized volatility is 100%, it is likely that the Bull Fund would lose 46.85% of its value, and the Bear Fund would lose approximately 46.85% of its value, even if the Index’s cumulative return for the year was only 0%. The volatility of ETFs or instruments that reflect the value of the Index such as swaps, may differ from the volatility of the Index.
Direxion Funds Prospectus	22

Bull Fund
One Year Index	135% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-81%	-71.40%	-71.90%	-73.70%	-76.30%	-78.70%
-50%	-68%	-61.20%	-61.80%	-63.90%	-67.10%	-70.00%
-40%	-54%	-50.20%	-50.90%	-53.30%	-57.10%	-60.40%
-30%	-41%	-38.50%	-39.30%	-42.10%	-46.30%	-50.10%
-20%	-27%	-26.20%	-27.20%	-30.30%	-35.00%	-38.90%
-10%	-14%	-13.50%	-14.50%	-18.10%	-23.30%	-27.60%
0%	0%	-0.20%	-1.30%	-5.30%	-11.40%	-16.20%
10%	14%	13.50%	12.20%	7.70%	1.10%	-3.70%
20%	27%	27.50%	26.10%	21.00%	13.40%	8.60%
30%	41%	42.00%	40.40%	34.30%	26.60%	20.90%
40%	54%	56.80%	55.00%	48.20%	38.90%	33.80%
50%	68%	71.80%	69.80%	61.70%	51.70%	47.70%
60%	81%	87.20%	84.90%	75.90%	64.40%	58.90%

Bear Fund
One Year Index	-135% One Year Index	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	81%	215.39%	188.22%	113.27%	56.02%	26.85%
-50%	68%	139.91%	120.85%	67.42%	24.40%	4.98%
-40%	54%	91.19%	76.79%	35.95%	2.07%	-14.73%
-30%	41%	57.30%	45.82%	13.11%	-13.95%	-26.76%
-20%	27%	32.45%	22.89%	-4.42%	-26.66%	-36.45%
-10%	14%	13.48%	5.21%	-17.57%	-36.33%	-43.28%
0%	0%	-1.45%	-8.68%	-28.55%	-44.17%	-46.85%
10%	-14%	-13.49%	-19.97%	-38.05%	-51.52%	-53.19%
20%	-27%	-23.39%	-29.43%	-45.48%	-57.59%	-58.50%
30%	-41%	-31.68%	-37.28%	-52.02%	-60.83%	-62.55%
40%	-54%	-38.72%	-43.90%	-57.66%	-66.89%	-66.27%
50%	-68%	-44.76%	-49.77%	-62.51%	-65.56%	-70.13%
60%	-81%	-50.02%	-54.93%	-66.74%	-73.28%	-68.20%
Holding an unmanaged position opens the investor to the risk of market volatility adversely affecting the performance of the investment. A Fund is not appropriate for investors who do not intend to actively monitor and manage their portfolios. These tables are intended to underscore the fact that a Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.
Interest Rate Risk
Debt securities, and securities that provide exposure to debt securities, have varying levels of sensitivity to changes in interest rates. The U.S. is currently in a period of historically low interest rates and it is unclear how much longer interest rates will remain at their current levels. Due to recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, a Fund may be subject to heightened interest rate risk as a result of a rise in interest rates. In addition, a Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s NAV to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting a Fund’s return. Changes or volatility in interest rates may adversely affect the performance of a Fund. In general, the price of a debt security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The impact of an interest rate change may be significant for other asset classes as well, whether because of the impact of interest rates on economic activity or because of changes in the relative attractiveness of asset classes due to changes in interest rates. For instance, higher interest rates may make investments in debt securities more attractive, thus reducing investments in equities.
Intra-Calendar Month Investment Risk
A Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged investment objective for shorter than a calendar month. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely have more, or less, than 135% (for the Bull Fund) or -135% (for the Bear Fund) investment exposure to the Index, depending upon the movement of the Index from the end of the prior calendar month until the point of purchase. If the Index moves in a direction favorable to a Fund, the investor will receive exposure to the Index less than 135% (for the Bull Fund) or -135% (for the Bear Fund). Conversely, if the Index moves in a direction adverse to a Fund, the investor will receive exposure to the Index greater than 135% (for the Bull Fund) or -135% (for the Bear Fund). Investors may consult the Fund’s website at any point during the month to determine how the current value of the Index relates to the value of the Index at the end of the calendar month.
Leverage Risk
To achieve its monthly investment objective, each Fund employs leverage and is exposed to the risk that adverse calendar month performance of the Index will be leveraged. This means that, if the Index experiences an adverse calendar month performance, your investment in the Fund will be reduced by an amount equal to 1.35% for every 1% of adverse performance, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower your investment.
A Fund could theoretically lose an amount greater than its net assets in the event of a movement of the Index in excess of 65% in a direction adverse to the Fund (meaning a decline in the value of the Index of the Bull Fund and a gain in the value of the Index for the Bear Fund). Further, purchasing shares during a calendar month may result in greater than 135% exposure to the performance of the Index if the Index moves in a direction adverse to the Fund between the end
23	Direxion Funds Prospectus

of the last calendar month and the time the investor purchased Fund shares.
To fully understand the risks of using leverage in a Fund, see “Effects of Compounding and Market Volatility Risk” above.
Liquidity Risk
Some securities held by a Fund, including derivatives, may be difficult to sell or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Illiquid securities may also be difficult to value. If a Fund is forced to sell an illiquid security at an unfavorable time or at a price that is lower than Rafferty’s judgment of the security’s true market value, a Fund may be forced to sell the security at a loss. Such a situation may prevent a Fund from limiting losses, realizing gains or achieving a high correlation with the Index, thus adversely affecting Fund performance.
Market Risk
A Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. The Bull Fund typically would lose value in a calendar month when the Index declines. The Bear Fund typically would lose value in a calendar month when the Index increases.
Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on each Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, or other government actors, which could include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions, which could have a negative impact on a Fund. A Fund’s NAV could decline over short periods due to short-term market movements and over longer periods during market downturns.
Market Timing Activity Risk
Rafferty expects a significant portion of the assets of a Fund to come from professional money managers and investors who use a Fund as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of a Fund’s portfolio turnover, which involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders from distributions to them of net gains realized on the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. In addition, large movements of assets into and out of a Fund may have a negative impact on its ability to achieve its investment objective or its desired level of operating expenses. The risks associated with market timing activity and high portfolio turnover will have a negative impact on longer-term investments. Please see the “Financial Highlights” section of this Prospectus for a Fund’s historic portfolio turnover rates.
Money Market Instrument Risk
A Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the short-term debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. There is no guarantee that money market instruments will maintain a stable value, and they may lose money.
Monthly Correlation/Tracking Risk
There can be no guarantee that the Bull Fund will achieve a high degree of correlation with its investment objective relative to the Index. A failure to achieve a high degree of correlation may prevent the Bull Fund from achieving its investment objective. A number of factors may adversely affect the Bull Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Bull Fund. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. The Bull Fund may not have investment exposure to all securities in the Index, or its weighting of investment exposure to such stocks or industries may be different from that of the Index. In addition, the Bull Fund may invest in securities or financial instruments not included in the Index. The Bull Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Bull Fund being over- or under-exposed to the Index. Activities surrounding index reconstitutions and other index repositioning or reconstitution events may hinder the Bull Fund’s ability to meet its calendar month leveraged investment objective in that month.
Monthly Inverse Correlation/Tracking Risk
The Bear Fund is negatively correlated to the Index and should lose money when the Index rises — a result that is the opposite from traditional mutual funds. Because the Bear Fund seeks calendar month returns inverse by a defined percentage to the Index, the difference between the Bear Fund’s calendar month return and the performance of the Index may be negatively compounded during periods in which the markets decline.
A number of factors may adversely affect the Bear Fund’s correlation with the Index, including fees, expenses, transaction costs, financing costs related to the use of derivatives, income items, valuation methodology, accounting
Direxion Funds Prospectus	24

standards, significant purchase and redemption activity by Fund shareholders and disruptions or illiquidity in the markets for the securities or derivatives held by the Bear Fund. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Bear Fund’s ability to adjust exposure to the required levels. The Bear Fund may not have inverse exposure to all securities in the Index, or its weighting of inverse exposure to such stocks or industries may be different from that of the Index. In addition, the Bear Fund may invest in financial instruments not included in the Index. The Bear Fund may be subject to large movements of assets into and out of the Bear Fund, potentially resulting in the Bear Fund being over- or under-exposed to the Index. Activities surrounding index reconstitutions and other index repositioning or reconstitution events may hinder the Bear Fund’s ability to meet its calendar month inverse leveraged investment objective.
Non-Diversification Risk
A non-diversified fund invests a high percentage of its assets in a limited number of securities. A non-diversified fund’s NAV and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund because the Fund may invest its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains or losses on a single investment may have a greater impact on a Fund’s NAV and may make a Fund more volatile than more diversified funds.
Other Investment Companies (including ETFs) Risk
The Bull Fund may invest in, and/or have exposure to, the securities of other investment companies, including ETFs, which may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, a fund becomes a shareholder of that investment company or ETF. As a result, fund shareholders indirectly bear a fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders bear in connection with a fund’s own operations. As a shareholder, a fund must rely on the investment company or ETF to achieve its investment objective. A fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies or ETFs. If the investment company or ETF fails to achieve its investment objective, the value of a fund’s investment will decline, thus affecting a fund’s performance. In addition, because closed-end investment companies and ETFs are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of closed-end investment company or ETF shares depends on the demand in the market, an investment adviser may not be able to liquidate a fund’s holdings in those shares at the most optimal time, adversely affecting a fund’s performance.
Regulatory Risk
The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operations and/or change the competitive landscape. In particular, there is no guarantee that the Bear Fund will be permitted to continue to engage in short sales, which are designed to earn the Bear Fund a profit from the decline of the price of a particular security, basket of securities or index.
Additional legislative or regulatory changes could occur that may materially and adversely affect each Fund. For example, the regulatory environment for derivative instruments in which a Fund may invest is evolving, and changes in the regulation or taxation of derivative instruments may materially and adversely affect the ability of a Fund to pursue its trading strategies. Similarly, the regulatory environment for leveraged funds generally also may evolve, and changes in the direct or indirect regulation of leveraged funds could have a material adverse effect on the ability of a Fund to pursue its investment objective or strategy. Such legislative or regulatory changes could pose additional risks and result in material adverse consequences to a Fund.
Shorting Risk
A Bear Fund may engage in short sales designed to earn the Fund a profit from the decline in the price of particular securities, baskets of securities or indices. Short sales are transactions in which a fund borrows securities from a broker and sells the borrowed securities. A fund is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. If the market price of the underlying security goes down between the time a fund sells the security and buys it back, a fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, a fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest a fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest a fund must pay to the lender of the security. A fund’s investment performance may also suffer if a fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required a fund to deliver the securities the fund borrowed at the commencement of the short sale and the fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, a fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with a fund’s open short positions. As the holder of a short position, a fund also is responsible for paying the dividends and interest accruing on the short position, which is an expense to the fund that
25	Direxion Funds Prospectus

could cause the fund to lose money on the short sale and may adversely affect its performance.
U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.
The market prices for such securities are not guaranteed and will fluctuate. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.
Direxion Funds Prospectus	26

About Your Investment
Share Price of the Funds
A fund’s share price is known as its NAV. Each Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice.
However, on days that the bond markets close all day, which currently include the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day (a “Bond Market Holiday”), each Fund does not calculate its NAV, even if the NYSE is open for business. On such days, orders for purchase or redemption will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday. Similarly, on days that the bond markets close early but the NYSE does not (usually at 2 p.m. Eastern Time, and which currently include the Friday before Memorial Day and New Year’s Eve), each Fund treats the portion of the day that the bond markets are closed as a Bond Market Holiday and calculates its NAV as of the recommended closing time for the bond markets, which may be before 4:00 p.m. Eastern Time, subject to the discretion of the Adviser. In such instances, orders for purchase or redemption that are received prior to the close of bond markets will receive the NAV calculated at the time of the bond markets closure, whereas orders for purchase or redemption that are received thereafter will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday.
The value of each Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate on days that foreign markets are open but the Fund is not open for business.
All shareholder transaction orders received in good form by a Fund’s transfer agent or an authorized financial intermediary by the time that each Fund calculates its NAV (as described above) will be processed at that day’s NAV. Transaction orders received after the time that a Fund calculates its NAV will receive the next calculated NAV.
Share price is calculated by dividing a Fund’s net assets by its shares outstanding. Each Fund uses the following methods to price securities held in its portfolio:
•	Equity securities listed and traded principally on any domestic or foreign national securities exchange are valued at the last sales price. Exchange-traded funds are valued at the last sales price prior to Valuation Time. Securities primarily traded in the NASDAQ Global Market® are valued using the NASDAQ® Official Closing Price. Over-the counter securities are valued at the last sales price in the over-the-counter market. If, on a particular day, a security does not trade, then the mean between the closing bid and asked prices will be used;
•	Swap contracts are valued using the closing prices of the underlying reference entity or the closing value of the underlying reference index;
•	Futures contracts are valued at (1) the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the Valuation Time or (2) at the last sales price prior to the Valuation Time if the settlement prices established by the exchange reflects trading after Valuation Time;
•	Options are valued at the composite price, using National Best Bid and Offer quotes;
•	Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the “amortized” cost method;
•	Other debt securities are valued by using the closing bid and asked prices provided by the Fund’s pricing service or, if such prices are unavailable, by a matrix pricing method; and
•	Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value estimates by the Adviser under the oversight of the Board of Trustees.
Fair Value Pricing. Portfolio securities and other assets are valued chiefly by market prices from the primary market in which they are traded. Securities are priced at a fair value as determined by the Adviser, under the oversight of the Board of Trustees, when reliable market quotations are not readily available, the Funds' pricing service does not provide a valuation for such securities, the Funds' pricing service provides a valuation that in the judgment of the Adviser does not represent fair value, the Adviser believes that the market price is stale, or an event that affects the value of an instrument (a “Significant Event”) has occurred since the closing prices were established, but before the time as of which each Fund calculates its NAV. Examples of Significant Events may include: (1) events that relate to a single issuer or to an entire market sector; (2) significant fluctuations in domestic or foreign markets; or (3) occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, or significant government actions. If such Significant Events occur, each Fund may value the instruments at fair value, taking into account such events when it calculates each Fund’s NAV. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. In addition, the Funds may also
27	Direxion Funds Prospectus

fair value an instrument if trading in a particular instrument is halted and does not resume prior to the closing of the exchange or other market.
Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, Rafferty compares the market quotation to the fair value price to evaluate the effectiveness of the Funds' fair valuation procedures.
Rule 12b-1 Fees
Each Fund has adopted an investor class distribution plan under Rule 12b-1 (the “Investor Class Plan”) pursuant to which each Fund pays for distribution and services provided to Fund shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Pursuant to its Investor Class Plan, each Fund may pay an annual Rule 12b-1 fee of up to 1.00% of its average daily net assets. The Board of Trustees has currently authorized each Fund to pay a maximum annual Rule 12b-1 fee of 0.25% of its average daily net assets.
Under an agreement with the Funds, your registered investment adviser, financial planner, broker-dealer or other financial intermediary (“Financial Advisor”), may receive Rule 12b-1 fees from the Funds. In exchange, your Financial Advisor may provide a number of services, such as: placing your orders and issuing confirmations; providing investment advice, research and other advisory services; handling correspondence for individual accounts; acting as the sole shareholder of record for individual shareholders; issuing shareholder statements and reports; executing daily investment “sweep” functions; and other shareholder services as described in the Funds' Statement of Additional Information (“SAI”). For more information on these and other services, you should speak directly to your Financial Advisor. Your Financial Advisor may charge additional account fees for services beyond those specified above.
Additional Payments to Financial Intermediaries
The Adviser (and its affiliates) may make substantial payments to financial intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Adviser receives from the Funds. These payments may be made to financial intermediaries for marketing, promotional or related expenses. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase shares of the Funds or the amount investors in the Funds would receive as proceeds from the redemption of such shares and will not increase the expenses of investing in the Funds.
Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or portfolio offering list or other marketing programs, including, but not limited to, inclusion of a Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Adviser access to the financial institution’s sales force; granting the Adviser access to the financial institution’s conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. Revenue sharing payments also may be made to financial intermediaries that provide various services to the Funds, including but not limited to, record keeping, shareholder servicing, transaction processing, sub-accounting services and other administrative services. The Adviser may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by the SEC, by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and by other applicable laws and regulations.
The level of revenue sharing payments made to financial intermediaries may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of a Fund attributable to the financial institution, or other factors as agreed to by the Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of a Fund available to its customers and may allow the Funds greater access to the financial institution’s customers.
Shareholder Services Guide
You may invest in the Funds through traditional investment accounts, including an Automatic Investment Plan, individual retirement accounts (“IRA”) (including a Roth IRA), a self-directed retirement plan or a company-sponsored retirement plan. Applications and descriptions of any service fees for retirement or other accounts are available directly from the Funds. You may invest directly with the Funds or through certain financial intermediaries. Any transaction effected through a financial intermediary may be subject to a processing fee. The minimum initial investment is set forth below and may be invested in as many of the Funds as you wish, subject to a minimum investment in each Fund of $25,000. Rafferty may waive these minimum requirements at its discretion. Contact Rafferty if you need additional information or assistance.
Direxion Funds Prospectus	28

Shares of the Funds have not been registered for sale outside of the United States. A Fund generally does not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
Each Fund offers the option to submit purchase orders through your financial intermediary or to send purchase orders to the Funds as described in the table below.
Purchase Methods	Initial Purchases	Subsequent Purchases
Minimum Investment: Traditional Investment Accounts	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.*	$500
Minimum Investment: Retirement Accounts (Traditional, Roth and Spousal IRAs)	$25,000 or a lesser amount if you are a client of a securities dealer, bank or other financial institution.*	$0
By Mail	• Complete and sign your Application. Remember to include all required documents (if any).
• Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase.
• Send the signed Application and check to:
 Direxion Funds
 P.O. Box 0701
 Milwaukee, Wisconsin 53201-0701

(Each Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds.)	• Complete an Investment Slip or provide written instructions with your name, account number and the Fund in which you would like to invest.
• Make a check payable to “Direxion Funds” and indicate the Fund you would like to purchase and your account number.
• Send the Investment Slip and check to:
 Direxion Funds
 P.O. Box 0701
		Milwaukee, Wisconsin 53201-0701
By Wire	• Contact Direxion at (800) 851-0511 to make arrangements to send in your Application via facsimile or mail.
• Fax the Application according to instructions the representative will give you.
• Mail the original Application to:
 Direxion Funds
 P.O. Box 0701
 Milwaukee, Wisconsin 53201-0701
• Call (800) 851-0511 to: (a) confirm receipt of the Application; (b) receive an account number; and (c) receive a confirmation number.

Wired funds must be received prior to market close to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.	• Contact Direxion at (800) 851-0511 with your account number, the amount wired and the Fund(s) in which you want to invest.
• You will receive a confirmation number; retain your confirmation number.
• Instruct your bank to wire the money to:
 US Bank NA, Milwaukee, WI 53202
 ABA 075000022
 Credit: US Bancorp Fund Services, LLC
 ACCT # 112-952-137
 FFC: Direxion Funds
 (Your name and Direxion Account
 Number)

		Wired funds must be received prior to market close to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.
29	Direxion Funds Prospectus

Purchase Methods	Initial Purchases	Subsequent Purchases
By Telephone	You may not make initial investments by telephone.	• If you did not decline telephone options on your Account Application, your account has been open for 15 days, and you have banking information established on your account, you may purchase shares by telephone.
• The minimum telephone purchase is equal to the subsequent investment purchase amount for your account type.
• Contact Direxion at (800) 851-0511 to purchase additional shares of the Funds. Orders will be accepted via the electronic funds transfer through the Automated Clearing House (“ACH”) network.
• Shares will be purchased at the NAV calculated on the day your order is placed provided that your order is received prior to market close.
Through Financial Intermediaries	Contact your financial intermediary.	Contact your financial intermediary.
*	The Adviser may set different investment minimums for certain securities dealers, banks and other financial institutions that provide certain shareholder services or omnibus processing for the Funds in fee-based mutual fund programs.
Contact Information
By Telephone	(800) 851-0511
Fax	(Faxes may be accepted, but must be pre-authorized by a representative. Please call (800) 851-0511 to receive authorization and the fax number.)
Internet	www.direxioninvestments.com
Regular Mail	Direxion Funds P.O. Box 0701 Milwaukee, Wisconsin 53201-0701
Overnight Mail	Direxion Funds Mutual Fund Services - 3rd Floor 615 East Michigan Street Milwaukee, Wisconsin 53202
Instructions for Exchanging or Redeeming Shares
By Mail	Send written instructions sufficient to process your request to: Direxion Funds P.O. Box 0701 Milwaukee, Wisconsin 53201-0701
By Telephone	(800) 851-0511 for Individual Investors (877) 437-9363 for Financial Professionals
By Internet	• Log on to www.direxioninvestments.com. Establish an account ID and password by following the instructions on the site. • Follow the instructions on the site.
Through Financial Intermediaries	Contact your financial intermediary.
Account and Transaction Policies
Payment for Shares. All purchases must be made in U.S. Dollars through a U.S. bank. The Funds will not accept payment in cash or money orders. In addition, to prevent check fraud, each Fund does not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. We are unable to accept post-dated
Direxion Funds Prospectus	30

checks or any conditional order or payment. If your check does not clear, you will be charged a $25.00 fee. In addition, you may be responsible for losses sustained by the Funds for any returned payment.
You will receive written confirmation by mail, but we do not issue share certificates.
Anti-Money Laundering Program. The Funds' transfer agent will verify certain information from investors as part of the Funds' anti-money laundering program.
The USA PATRIOT Act of 2001 requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing a new Account Application, you will be required to supply your full name, date of birth, social security number and permanent street address to assist in verifying your identity. Mailing addresses containing only a P.O. Box will not be accepted. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if they are unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.
If a Fund does not have a reasonable belief of the identity of a shareholder, the account will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.
Good Form. Good form means that your purchase (whether direct or through a financial intermediary) is complete and contains all necessary information, has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.) and is accompanied by sufficient purchase proceeds. For a purchase request to be in good form, it must include: (1) the name of the Fund; (2) the dollar amount of shares to be purchased; and (3) your purchase application or investment stub. An Application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the Application and receives correct payment by check or wire transfer. A Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent of the Fund.
Certain transactions through a financial intermediary may not be deemed in good form if such financial intermediary failed to properly notify the Funds of such trade or trades. In particular, financial intermediaries that transact in shares of the Funds through the Fundserv system must, in many cases, notify the Funds of trades before placing them in the Fundserv system. In the event that a financial intermediary transacts in shares of the Funds through the Fundserv system without notifying the Funds of such trades in advance, such transaction may be deemed not to have been received in good form. In practice, this means that a confirmation from a financial intermediary is not binding on the Funds. In the event that a trade is deemed not to have been received in good form, for whatever reason, a purchase, redemption or exchange request may be rejected or canceled and, in the event of a redemption which is canceled, the Funds shall have the right to a return of proceeds. Cancellation of a trade is processed at the NAV at which the trade was originally received and is ordinarily completed the next Business Day. Please contact your financial intermediary to determine how it processes transactions in shares of the Funds.
Financial Intermediaries. If you opened your shareholder account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Financial intermediaries are responsible for placing orders promptly with the Funds and forwarding payment promptly, as well as ensuring that you receive copies of the Funds' Prospectus. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly. In addition, Rafferty may, from time to time, at its own expense, compensate financial intermediaries for distribution or marketing services.
Order Policies. There are certain times when you may be unable to sell shares of the Funds or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when a Fund cannot determine the value of its assets or sell its holdings. A Fund reserves the right to reject any purchase order or suspend offering of its shares. Generally, the Funds may reject a purchase if it is disruptive to the efficient management of the Funds.
Telephone Transactions. For your protection, the Funds may require some form of personal identification prior to accepting your telephone request such as verification of your social security number, account number or other information. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner. Telephone trades must be received by or prior to market close. Please allow sufficient time to place your telephone transaction. Telephone redemption and exchange transaction privileges are automatically granted, unless you declined such privileges on your
31	Direxion Funds Prospectus

account application. If you previously declined telephone privileges and would like to add this option to your account, please contact the Funds at (800) 851-0511 for instructions. The maximum amount that may be redeemed by telephone is $100,000.
Automatic Investment Plan. For your convenience, each Fund offers an Automatic Investment Plan (“AIP”). Under the AIP, after you make your initial minimum investment of $25,000, you authorize the Funds to withdraw the amount you wish to invest from your personal bank account on a monthly basis. The AIP requires a minimum monthly investment of $500. If you wish to participate in the AIP, please complete the “Automatic Investment Plan” section on the Account Application or call the Funds at (800) 851-0511 if you have any questions. In order to participate in the AIP, your bank or financial institution must be a member of the ACH network. The Funds may terminate or modify this privilege at any time. You may change your investment amount or terminate your participation in the AIP at any time by notifying the Funds' transfer agent by telephone or in writing, five days prior to the effective date of the next transaction. A fee, currently $25, will be imposed if your AIP transaction is returned.
Signature Guarantees. In certain instances when you sell shares of the Funds, we will need your signature guaranteed. Signature guarantees may be available at your bank, stockbroker or a national securities exchange. A notary public cannot guarantee signatures. Your signature must be guaranteed, by either a Medallion program member or a non-Medallion program member, if:
•	You are changing your account ownership;
•	Your account registration or address has changed in the last 30 calendar days;
•	The redemption proceeds are payable or sent to any person, address or bank account other than the one listed on record with the Funds;
•	The sale is greater than $100,000; or
•	There are other unusual situations as determined by the Funds' transfer agent.
Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification or other acceptable signature authentication.
Exchange Policies. You may exchange Investor Class shares of your current Fund(s) for Investor Class shares of any other Fund (as well as other Funds advised by Rafferty not offered in this Prospectus) at the next determined NAV after receipt of your order in good form without any charges. The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number. If your exchange establishes a new position in a Fund, you must exchange at least $1,000 or, if your account value is less than that, your entire account balance will be exchanged. You may exchange by telephone unless you declined telephone exchange privileges on your Account Application.
Redemption Proceeds. Redemption proceeds from any sale of shares will normally be sent within seven days from the time a Fund receives your request in good order. For investments that have been made by check, payment on sales requests may be delayed until the Funds' transfer agent is reasonably satisfied that the purchase payment has been collected by a Fund, which may require up to 10 calendar days. Your proceeds will be sent via check, wire or electronic funds transfer through the ACH network using the address or bank account listed on the transfer agent’s records. You will be charged a wire transfer fee of $15.00, which will be deducted from your account balance on dollar specific redemption requests or from the proceeds on share specific requests. This fee is in addition to any fees that may be imposed by your bank. Your proceeds will be wired only to the bank listed on the transfer agent’s records. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Each Fund also offers a Systematic Withdrawal Plan for shareholders who require periodic payments, such as those from IRAs. For more information on this option, please contact the Funds at (800) 851-0511.
Low Balance Accounts. If your total account balance falls below $10,000 due to withdrawals, then we may sell your shares of the Funds. We will inform you in writing 30 days prior to selling your shares. If you do not bring your total account balance up to $10,000 within 30 days, we may sell your shares and send you the proceeds. We will not sell your shares if your account value falls due to market fluctuations.
Redemption In-Kind. Each Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from each Fund’s portfolio. It is not expected that the Funds would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.
Short-Term Trading. Each Fund anticipates that a significant portion of its assets will come from professional money managers and investors who use the Funds as part of their “asset allocation” and/or “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions.
Frequent trading increases the rate of the Funds' portfolio turnover, which increases the overall expenses of managing the Funds, due to increased brokerage commissions or dealer mark-ups/mark-downs and other transaction costs on the sale of securities and reinvestments in other securities. In addition, frequent trading may dilute the value of Fund shares held
Direxion Funds Prospectus	32

by long-term shareholders and may interfere with the efficient management of the Funds' portfolios. Although each Fund reserves the right to reject any purchase orders or suspend the offering of Fund shares, each Fund does not currently impose any trading restrictions on Fund shareholders nor actively monitor for trading abuses. The Funds' Board of Trustees has approved the short-term trading policy of the Funds. The costs associated with the Funds' portfolio turnover will have a negative impact on longer-term investors as noted previously in the Prospectus.
Electronic Delivery of Reports. Fund shareholders can save paper by electing to receive their account documents by e-mail in place of paper copies. You may choose electronic delivery (“E-Delivery”) for Prospectuses, supplements, Annual and Semi-Annual Reports. To enroll in E-Delivery you can opt-in when completing a direct account application with Direxion Funds. You can also register, cancel, change your e-mail address or change your consent options by logging onto www.direxioninvestments.com/edelivery.
Householding. In an effort to decrease costs, each Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once a Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Shareholder Inactivity. Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares in a Fund may be transferred to that state.
Management of the Funds
Rafferty provides investment services to the Funds. Rafferty manages the investment of each Fund’s assets consistent with its investment objectives, policies and limitations. Rafferty has been managing mutual funds since June 1997. Rafferty is located at 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019. As of [ ], 2016, the Adviser had approximately $[ ] billion in assets under management.
Under an investment advisory agreement between the Trust and Rafferty, each Fund pays Rafferty a fee at an annualized rate based on a percentage of its average daily net assets of 0.75%.
A discussion regarding the basis on which the Board of Trustees approved the investment advisory agreement for the Funds will be included in the Funds' Annual Report for the fiscal period ended August 31, 2016.
Rafferty has entered into an Operating Services Agreement with the Funds. Under this Operating Services Agreement, Rafferty, in exchange for an Operating Services Fee paid to Rafferty by each Fund, has contractually agreed to pay all expenses of each Fund through September 1, 2018 other than the following: management fees, Rule 12b-1 distribution and/or service fees, any front-end or contingent deferred sales loads, acquired fund fees and expenses, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of each Fund. This Operating Services Agreement may be terminated at any time by the Board of Trustees.
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds. An investment trading team of Rafferty employees assists Mr. Brigandi and Mr. Ng in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation. The members of the investment trading team rotate periodically among the various series of the Trust, including the Funds, so that no single individual is assigned to a specific Fund for extended periods of time.
Mr. Brigandi has been a Portfolio Manager at Rafferty since June 2004. Mr. Brigandi was previously involved in the equity trading training program for Fleet Boston Financial Corporation from August 2002 to April 2004. Mr. Brigandi is a 2002 graduate of Fordham University.
Mr. Ng has been a Portfolio Manager at Rafferty since April 2006. Mr. Ng was previously a Team Leader in the Trading Assistant Group with Goldman Sachs from 2004 to 2006. He was employed with Deutsche Asset Management from 1998 to 2004. Mr. Ng graduated from State University at Buffalo in 1998.
The Funds' SAI provides additional information about the investment team members’ compensation, other accounts they manage and their ownership of securities in the Funds.
33	Direxion Funds Prospectus

Portfolio Holdings
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI. Currently, disclosure of the Funds' holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports will be available by contacting the Direxion Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 0701, Milwaukee, Wisconsin 53201-0701 or calling (800) 851-0511.
Distributions and Taxes
Distributions. Each Fund distributes dividends from its net investment income at least annually. Net investment income generally consists of interest income and dividends received on investments, less expenses.
Each Fund also distributes any realized net capital gains and net gains from foreign currency transactions, if any, at least annually. A Fund realizes capital gains mainly from sales of its portfolio assets for a profit.
Dividends and other distributions (collectively, “distributions”) will be reinvested in additional distributing Fund shares automatically at a Fund’s NAV per share unless you request otherwise in writing or via telephone. Each Fund reserves the right, if you elect to receive distributions from the Fund by check and the U.S. Postal Service cannot deliver the check or the check remains uncashed for six months, to reinvest the check in your account, without interest, in additional Fund shares at the Fund’s then-current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. The check will not be held separate from the shares in your account.
Due to the pattern of purchases and redemptions of the Funds, a Fund’s total net assets may fluctuate significantly over the course of a year. Because a Fund may declare and pay distributions at any time, an investor may receive a distribution, which may be taxable, shortly after making an investment in a Fund.
Taxes. Federal income tax consequences of a distribution will vary depending on whether the distribution is from net investment income, net foreign currency gains, or net capital gains and, in the latter case, how long a Fund has held the assets the sale of which generated the gains, not how long you held your Fund shares. Distributions of net gains on sales of assets held for one year or less, and distributions of certain foreign currency gains, are taxed as dividends (that is, ordinary income). Distributions of gains on sales of assets held longer than one year (long-term capital gains), and distributions of other foreign currency gains are taxed at lower capital gains rates.
The following table illustrates the potential tax consequences for taxable accounts (of individual shareholders):
Type of Transaction	Federal Tax Rate/Treatment*
Dividend (other than “qualified dividend income” (“QDI”) (see below)) distribution	Ordinary income rate
Distribution of QDI	Long-term capital gains rate
Distribution of net short-term capital gains	Ordinary income rate
Distribution of net long-term capital gains	Long-term capital gains rate
Redemption or exchange of Fund shares owned for more than one year	Long-term capital gain or loss
Redemption or exchange of Fund shares owned for one year or less	Gain is taxed at the same rate as ordinary income; loss is subject to special rules
*	Tax consequences for tax-deferred retirement accounts (such as 401(k) plan accounts and IRAs) or non-taxable shareholders will be different. You should consult your tax specialist for more information about your personal situation.
QDI consists of dividends a Fund receives from most U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding periods and other restrictions regarding the stock on which the dividends were paid. (Dividends received from other investment companies, including ETFs that are taxed as regulated investment companies under Subchapter M of the Internal Revenue Code, will only qualify for QDI treatment to the extent that the other investment company reports the qualifying portion to its shareholders in writing.) A Fund’s dividends attributable to its QDI are taxed to individual shareholders at the long-term capital gains rates (see the next paragraph) for shareholders who satisfy those restrictions regarding their Fund shares. A portion of a Fund’s dividends (excluding dividends from foreign corporations) also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.
Net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) an individual or certain other non-corporate shareholder realizes on a redemption or exchange of Fund shares, is subject to federal income tax at a maximum rate of 15% or 20% for those non-corporate shareholders with taxable income exceeding certain thresholds.
If you are a non-retirement account shareholder of a Fund, then each year we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of those distributions and a list of
Direxion Funds Prospectus	34

reportable redemption transactions, including, for redeemed shares that were acquired after December 31, 2011 (“Covered Shares”), basis information and whether they had a short-term (one year or less) or long-term (more than one year) holding period. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of a calendar year and paid in January of the following year generally are taxable as if received on December 31 of the year they are declared.
If you are a taxable non-corporate shareholder of a Fund and do not provide the Fund with your correct taxpayer identification number (normally your social security number), the Fund is required to withhold and remit to the Internal Revenue Service (“IRS”) 28% of all dividends and other distributions and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to you. If you are such a shareholder and are otherwise subject to backup withholding, we also are required to withhold and remit to the IRS the same percentage of all dividends and other distributions otherwise payable to you. Any tax withheld may be applied against your tax liability when you file your tax return.
A shareholder’s basis in Covered Shares will be determined in accordance with the Funds' default method, which currently is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.
An individual must pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest, and net gains from the disposition of investment property (including dividends and capital gain distributions a Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax will apply for those years to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.
Master/Feeder Option
The Funds may in the future operate under a master/feeder structure. This means that a Fund would be a “feeder” fund that attempts to meet its investment objective by investing all or a portion of its investable assets in a “master” fund with the same investment objective. The “master” fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as a Fund that invests therein. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for one or more Funds without seeking shareholder approval. However, the Trustees’ approval will be given only if the investment(s) in the master fund(s) is (are) in the best interests of a Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also would receive a 30-day notice prior to the implementation of any such master/feeder structure for your Fund.
Additional Information
The Trust enters into contractual arrangements with various parties, which may include, among others, the Funds' investment adviser, custodian, and transfer agent, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements and are not intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Index Licensors
NYSE 25 Year Plus Treasury Bond Index. Neither the Trust nor the Funds are sponsored, endorsed, sold or promoted by NYSE EURONEXT or its affiliates (“NYSE EURONEXT”). NYSE EURONEXT makes no representation or warranty regarding the advisability of investing in securities generally, in the Funds particularly, or the ability of the NYSE 25 Year Plus Treasury Bond IndexSM to track general stock market performance.
35	Direxion Funds Prospectus

NYSE EURONEXT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE TREASURY INDEXES OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL NYSE EURONEXT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Financial Highlights
[Insert Audited and Unaudited Financial Highlights – To be included by amendment]
Direxion Funds Prospectus	36

Prospectus
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(800) 851-0511
Investor Class
More Information On The Direxion Funds
Statement of Additional Information (“SAI”):
The Funds' SAI contains more information on the Funds and their applicable investment policies. The SAI is incorporated in this Prospectus by reference (meaning it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (“SEC”).
Annual and Semi-Annual Reports to Shareholders:
The Funds' reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds' performance during that period.
To Obtain the SAI or Fund Reports Free of Charge:
Write to:	Direxion Funds P.O. Box 0701 Milwaukee, Wisconsin 53201-0701
Call:	(800) 851-0511
By Internet:	www.direxioninvestments.com
These documents and other information about the Funds can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Funds may be viewed on screen or downloaded from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.
Rafferty Capital Markets, LLC, Distributor
1010 Franklin Avenue, 3rd Floor
Garden City, New York 11530
SEC File Number: 811-08243

The information in this Statement of Additional Information (“SAI”) is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
Subject to completion, dated September 30, 2016
Direxion Funds
Statement of Additional Information
1301 Avenue of the Americas (6th Avenue), 28th Floor	New York, New York 10019	(800) 851-0511
www.direxioninvestments.com
The Direxion Funds (the “Trust”) is an investment company that offers shares of a variety of mutual funds to the public. This Statement of Additional Information (“SAI”) relates to the investor class shares of the Funds listed below (collectively, the "Funds").
Bull Fund	Bear Fund
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund (DXLTX) (formerly Direxion Monthly 25+ Year Treasury Bull 1.2X Fund)	Direxion Monthly 25+ Year Treasury Bear 1.35X Fund (DXSTX) (formerly Direxion Monthly 25+ Year Treasury Bear 1X Fund)
Investor Class
The funds offered in this prospectus (each a “Fund” and collectively the “Funds”) seek calendar month leveraged investment results and are riskier than most mutual funds because the Funds seek a multiple of the performance of their respective underlying index. The Fund with “Bull” in its name attempts to provide calendar month investment results that correspond to 135% of the calendar month performance of an underlying index and is referred to as the “Bull Fund.” The Fund with “Bear” in its name attempts to provide calendar month investment results that correspond to 135% of the inverse (or opposite) of the performance of an underlying index, a result that is the opposite of most mutual funds, and is referred to as the “Bear Fund.”
The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:
(a)	understand the risks associated with the use of leverage;
(b)	understand the consequences of seeking calendar month leveraged investment results;
(c)	for the Bear Fund, understand the risk of shorting; and
(d)	actively monitor and manage their investments.
Investors who do not understand the Funds or do not intend to actively manage and monitor their investments should not buy the Funds.
An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 135% (for the Bull Fund) or -135% (for the Bear Fund) exposure to the underlying index from that point until the end of the month. The actual exposure is a function of the performance of the underlying index from the end of the prior calendar month. If a Fund’s shares are held for a period other than a calendar month, the Fund’s performance is likely to deviate from the multiple of the underlying index’s performance for the period the Fund is held. This deviation will increase with higher underlying index volatility and longer holding periods.
There is no assurance that any Fund will achieve its investment objective and an investment in a Fund could lose money. No single Fund is a complete investment program.
This SAI, dated [ ], is not a prospectus. It should be read in conjunction with the Funds' prospectus dated [ ] (“Prospectus”). This SAI is incorporated by reference into the Prospectus. In other words, it is legally part of the Prospectus. To receive a copy of the Prospectus, without charge, write or call the Trust at the address or telephone number listed above.
[ ]

i

ii

The Direxion Funds
The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of [ ] separate series. On April 28, 2006, the Trust changed its name to Direxion Funds. Prior to that date, the Trust was known as Potomac Funds.
Prior to November [ ], 2016, the Direxion Monthly 25+ Year Treasury Bull 1.35X Fund sought monthly investment results, before fees and expenses, of 120% of the performance of the NYSE 25 Year Plus Treasury Bond Index under the Direxion Monthly 25+ Year Treasury Bull 1.35X Fund’s former name, the Direxion Monthly 25+ Year Treasury Bull 1.2X Fund. Prior to November [ ], 2016, the Direxion Monthly 25+ Year Treasury Bear 1.35X Fund sought monthly investment results, before fees and expenses, of 100% of the inverse of the performance of the NYSE 25 Year Plus Treasury Bond Index under the Direxion Monthly 25+ Year Treasury Bear 1.35X Fund’s former name, the Direxion Monthly 25+ Year Treasury Bear 1X Fund.
The Funds described in this SAI seek to provide calendar month leveraged investment results, before fees and expenses, which correspond to the total return performance of a particular underlying index. The Direxion Monthly 25+ Year Treasury Bull 1.35X Fund (the “Bull Fund”) attempts to provide investment results that correlate positively to the return of an underlying index, meaning the Bull Fund attempts to move in the same direction as its underlying index. The term “bull” is used in financial markets to describe a market in which share prices are rising. Generally, “bull” mutual funds attempt to profit from the anticipated increases in the value of a security, industry or market. The Direxion Monthly 25+ Year Treasury Bear 1.35X Fund (the “Bear Fund”) attempts to provide investment results that correlate negatively to the return of its underlying index, meaning that the Bear Fund attempts to move in the opposite or inverse direction of the underlying index. The term “bear” is used in the financial markets to describe a market that is declining in value. Generally, “bear” mutual funds attempt to profit from anticipated declines in the value of a security, industry, or market and may use aggressive techniques like selling short in pursuit of their objectives.
The correlations sought by the Bull Fund and the Bear Fund (each a “Fund” and collectively the “Funds”) are generally a multiple of the returns of the underlying index. For instance, the underlying index for the Bull Fund is 135% of the calendar month performance of the NYSE 25 Year Plus Treasury Bond Index (the “Index”), while the underlying index for the Bear Fund is 135% of the inverse, or opposite, of the calendar month performance of the Index. If, over a given calendar month, the Index gains 1%, the Bull Fund is designed to gain approximately 1.35% (which is equal to 135% of 1%), while the Bear Fund is designed to lose approximately 1.35%. Conversely, if the Index loses 1% over a given calendar month, the Bull Fund is designed to lose approximately 1.35%, while the Bear Fund is designed to gain approximately 1.35%.
The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Funds are very different from most mutual funds. First, each Fund pursues monthly leveraged investment goals, which means that the Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of the Index. Second, the Bear Fund pursues investment goals which are inverse to the performance of the Index; a result opposite of most other mutual funds. Third, because the Funds seek calendar month leveraged investment results, an investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 135% exposure to the Index from that point until the end of the month. The actual exposure is a function of the performance of the Index from the end of the prior calendar month and such investor should consult the Funds’ website to determine the then projected exposure before investing in a Fund. If a Fund’s shares are held through the end of a calendar month or months, the Fund’s performance is likely to deviate from 135% or -135% of the performance of the Index for the longer period. This deviation will increase with higher index volatility and longer holding periods. As a consequence, investors should not plan to hold the Funds unmonitored through the end of a month or for longer periods of time. Further, the return for investors that invest for periods less than a calendar month or for a period different than the calendar month may not be the product of the return of the Index for such shorter period and the magnification point for the Fund. The Funds are not suitable for all investors.
The Funds are designed to be used by traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently, and certainly at least monthly. The Funds should be utilized only by sophisticated investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking calendar month leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. Investors who do not understand the Funds or do not intend to actively manage their funds and monitor their investments should not buy the Funds.
There is no assurance that the Funds will achieve their investment objectives and an investment in a Fund could lose money. No single Fund is a complete investment program. Each Fund offers Investor Class shares. Investor Class shares are designed for sale directly to investors without a sales charge. The Investor Class of each Fund is subject to fees under Rule 12b-1.

Classification of the Funds
Each Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. A Fund is considered “non-diversified” because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value ("NAV") may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.
Each Fund intends to continue to meet certain tax-related diversification standards at the end of each quarter of its taxable year.
Investment Policies and Techniques
The Bull Fund generally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of the Index and/or: swap agreements; exchange-traded funds (“ETFs”); futures contracts; options on securities; index futures contracts; equity caps, collars and floors; forward contracts; reverse repurchase agreements; and other financial instruments (collectively, “Financial Instruments”) and the remainder in money market funds or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements (collectively, “Money Market Instruments”).
The Bear Fund generally invests at least 80% of its net assets (plus any borrowings for investment purposes) in short positions and Financial Instruments and the remainder in Money Market Instruments. In particular, each Fund seeks investment results that correspond to the performance of the Index, before fees and expenses, as follows:
Fund	Monthly Leveraged Investment Objective
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	135%
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	-135%
With the exception of limitations described in the “Investment Restrictions” section, each Fund may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund’s investment objective.
This section provides a description of the securities in which a Fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether, or for how long, these conditions could continue. The U.S. government has already taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.
Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Funds.
Asset-Backed Securities
A Fund may invest in asset-backed securities of any rating or maturity. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.
The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.
Bank Obligations
Money Market Instruments. A Fund may invest in bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). A Fund also may invest in high quality, short-term, corporate debt obligations, including variable rate demand notes, having terms-to-maturity of less than 397 days. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could impact adversely a Fund’s ability to resell when it deems advisable to do so.
A Fund may invest in foreign money market instruments, which typically involve more risk than investing in U.S. money market instruments. See “Foreign Securities” below. These risks include, among others, higher brokerage commissions, less public information, and less liquid markets in which to sell and meet large shareholder redemption requests.
Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity.
Certificates of Deposit (“CDs”). The FDIC is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.
Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. A Fund may invest in commercial paper rated A-l or A-2 by Standard & Poor’s® Ratings Services (“S&P®”) or Prime-1 or Prime-2 by Moody’s Investors Service®, Inc. (“Moody’s”), and in other lower quality commercial paper.
Caps, Floors and Collars
A Fund may enter into caps, floors and collars relating to securities, interest rates or currencies. In a cap or floor, the buyer pays a premium (which is generally, but not always, a single up-front amount) for the right to receive payments from the other party if, on specified payment dates, the applicable rate, index or asset is greater than (in the case of a cap) or less than (in the case of a floor) an agreed level, for the period involved and the applicable notional amount. A collar is a combination instrument in which the same party buys a cap and sells a floor. Depending upon the terms of the cap and floor comprising the collar, the premiums will partially, or entirely, offset each other. The notional amount of a cap, collar or floor is used to calculate payments, but is not itself exchanged. A Fund may be both a buyer and seller of these instruments. In addition, a Fund may engage in combinations of put and call options on securities (also commonly known as collars), which may involve physical delivery of securities. Like swaps, caps, floors and collars are very flexible products. The terms of the transactions entered by the Funds may vary from the typical examples described here.
Corporate Debt Securities
A Fund may invest in investment grade corporate debt securities of any rating or maturity. Investment grade corporate bonds are those rated BBB or better by S&P® or Baa or better by Moody’s. Securities rated BBB by S&P® are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. A Fund may also invest in unrated securities.
Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured.
The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher-quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
Cybersecurity Risk
Since the use of technology has become more prevalent in the course of business, the Funds may be more susceptible to operational risks through breaches in cybersecurity. A cybersecurity incident may refer to either intentional or unintentional events that allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Fund or a Fund service provider to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Any of these results could have a substantial impact on the Funds. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or Rafferty Asset Management, LLC ("Rafferty" or "Adviser") or distributor to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude. They may also cause a Fund to violate applicable privacy and other laws. The Funds' service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach. However, there is no guarantee that such efforts will succeed, especially since a Fund does not directly control the cybersecurity systems of the issuers of securities in which each Fund invests or the Funds' third party service providers (including the Funds' transfer agent and custodian).
Depositary Receipts
To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in such stocks may also be in the form of depositary receipts or other securities convertible into securities of foreign issuers. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.
Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are deemed to be investments in foreign securities for purposes of a Fund’s investment strategy.

Equity Securities
Common Stocks. A Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Convertible Securities. A Fund may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. When investing in convertible securities, a Fund may invest in the lowest credit rating category.
Preferred Stock. A Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, a Fund may invest in the lowest credit rating category.
Warrants and Rights. A Fund may purchase warrants and rights, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration, but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Foreign Currencies
A Fund may invest directly and indirectly in foreign currencies. Investments in foreign currencies are subject to numerous risks not least being the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.
Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.
Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.
Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.
Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.
Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.
Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.
The value of a Fund’s investments is calculated in U.S. Dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, a Fund’s NAV per share as expressed in U.S. Dollars (and, therefore, the value of your investment) should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur.
The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which each Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.
A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buy instruments denominated in another.
Currency Transactions. A Fund conducts currency exchange transactions on a spot basis. Currency transactions made on a spot basis are for cash at the spot rate prevailing in the currency exchange market for buying or selling currency. A Fund also enters into forward currency contracts. See “Options, Futures and Other Derivatives Strategies” below. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
A Fund may invest in a combination of forward currency contracts and U.S. Dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate. For example, the combination of U.S. Dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.
A Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.
A Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. A Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that a Fund may not be able to hedge against a currency devaluation that is so generally anticipated that a Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that a Fund may have to limit its currency transactions to qualify as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Code”). See “Dividends, Other Distributions and Taxes.”
Each Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.
At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.
If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, a Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.
Since a Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. Dollars. Although a Fund values its assets daily in U.S. Dollars, it does not convert its holdings of foreign currencies into U.S. Dollars on a daily basis. A Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if a Fund tries to resell the currency to the dealer.
Foreign Currency Options. A Fund may invest in foreign currency-denominated securities and may buy or sell put and call options on foreign currencies. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter (“OTC”) market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Foreign Currency Exchange-Related Securities
Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. Dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. Dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.
Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLsSM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. Dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. Dollar, and is adversely affected by increases in the foreign exchange value of the U.S. Dollar; “reverse” principal exchange rate linked securities are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. Dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. Dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance Indexed Paper. Performance indexed paper (“PIPsSM”) is U.S. Dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. Dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. Dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Foreign Securities
A Fund may have both direct and indirect exposure through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in OTC markets located outside the United States.
Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.
Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in emerging markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. A Fund may make substantial investments in Asia-Pacific countries. In the Asia-Pacific markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region, such as Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on a Fund’s investment performance.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and/or (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.
An additional risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in a Fund's portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.
It is possible that developing market Asia-Pacific issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies. Inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. In addition, satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.
Certain developing Asia-Pacific countries are especially large debtors to commercial banks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.
Brazil. Investing in Brazil involves certain considerations not typically associated with investing in the United States. Additional considerations include: (i) investment and repatriation controls, which could affect a Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to RICs for U.S. Federal income tax purposes; (ii) fluctuations in the rate of exchange between the Brazilian Real and the U.S. Dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government's economic policy; (v) potentially high rates of inflation; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners. While the economy of Brazil has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue.
China. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii)greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty (including the risk of war); (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; and (vii) the risk that certain companies in which the Fund may invest may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government's actions in this respect may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. While the economy of China has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of a Fund's investments.
Developing and Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.
Europe. Investing in European countries may impose economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets materials sector countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect a Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were recently downgraded. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU, including, with respect to the latter, the United Kingdom, which is a significant market in the global economy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.
The announcement of the Referendum of the United Kingdom’s (the “UK”) Membership of the EU (referred to as “Brexit”), advising for the exit of the UK from the EU, could cause business disruptions and uncertainty and thus adversely impact the financial results and operations of various European companies and economies. The Referendum is non-binding, however, if it is passed into law, negotiations would commence to determine the future terms of the UK’s relationship with the EU, including the terms of trade between the UK and the EU. The effects of Brexit will depend on any agreements the UK makes to retain access to EU markets either during a transitional period or more permanently. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replace or replicate. Additionally, Brexit could lead to global economic uncertainty and result in significant volatility in the global stock markets and currency exchange rate fluctuations.
India. Investments in India involve special considerations not typically associated with investing in countries with more established economies or currency markets. Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in that country and in surrounding or related countries and have a negative impact on a Fund's performance. Agriculture occupies a prominent position in the Indian economy and the Indian economy therefore may be negatively affected by adverse weather conditions. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. While the Indian government has implemented economic structural reform with the objective of liberalizing India's exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained. While the government of India is moving to a more liberal approach, it still places restrictions on the capability and capacity of foreign investors to access and trade Rupee directly. Foreign investors in India still face burdensome taxes on investments in income producing securities. While the economy of India has enjoyed substantial economic growth in recent years there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of a Fund's investments.
Japan. Japanese investments may be significantly affected by events influencing Japan’s economy and the exchange rate between the Japanese yen and the U.S. Dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. Japan is heavily dependent on exports and foreign oil. Japan is located in a seismically active area, and in 2011 experienced an earthquake of a sizeable magnitude and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. Since these events, Japan’s financial markets have fluctuated dramatically. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China, and Russia.
Latin America. Investments in Latin American countries involve special considerations not typically associated with investing in the United States. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. In addition, the political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. Certain Latin American countries may also have managed currencies which are maintained at artificial levels to the U.S. Dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. Dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Russia. Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, relative to companies operating in Western economies, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted. The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to a Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Funds.
As a result of recent events involving Ukraine and Russia, the United States and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of a Fund’s investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of a Fund’s investments.
Hybrid Instruments
A Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. A hybrid could be, for example, a bond issued by an oil company that pays a small base level of interest, in addition to interest that accrues when oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of a Fund.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investment in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Illiquid Investments and Restricted Securities
Each Fund may purchase and hold illiquid investments. A Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that are illiquid. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), which the Trust’s Board of Trustees (“Board” or “Trustees”), or Rafferty under Board-approved guidelines has determined are liquid. Each Fund, however, currently does not anticipate investing in such restricted securities.
The term “illiquid investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days; (2) securities for which market quotations are not readily available; (3) OTC options and their underlying collateral; (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board; and (6) in certain circumstances, securities involved in swap, cap, floor or collar transactions.
A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on NAV.
Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and a Fund may be unable to dispose of such securities promptly or at reasonable prices.
Indexed Securities
A Fund may purchase indexed securities, which are securities, the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.
The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See “Illiquid Investments and Restricted Securities” above.
Interest Rate Swaps
A Fund may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account maintained by an approved custodian, Rafferty believes that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by each Fund’s custodian. A Fund will not enter into any interest rate swap unless Rafferty believes that the other party to the transaction is creditworthy. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. In addition, some interest rate swaps are, and more in the future may be, centrally cleared. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Junk Bonds
A Fund may invest in lower-rated debt securities, including securities in the lowest credit rating category, of any maturity, otherwise known as “junk bonds.”
Junk bonds generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.
The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Rafferty will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund’s investment objective.
Mortgage-Backed Securities
A Fund may invest in mortgage-backed securities. A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.
Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae®” or “GNMA”), Federal National Mortgage Association (“Fannie Mae®” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac®” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.
Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.
Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A Fund will only invest in SMBS whose Mortgage Assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the Mortgage Assets, while the other class receives most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, each Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily, or entirely, of principal payments generally is unusually volatile in response to changes in interest rates.
Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.
Municipal Obligations
A Fund may invest in municipal obligations. Municipal securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities also may issue taxable securities. Tax exempt securities are generally classified by their source of payment. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded OTC, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable a Fund to demand payment from the issuer or a financial intermediary on short notice.
Options, Futures and Other Derivative Strategies
General. A Fund may use certain Financial Instruments, including options (traded on an exchange or OTC, or otherwise), futures contracts (sometimes referred to as “futures”) and options on futures contracts as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions.
The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, a Fund’s ability to use Financial Instruments will be limited by tax considerations. See “Dividends, Other Distributions and Taxes.”
Under current CFTC regulations, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a Fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Accordingly, each Fund has registered as a commodity pool, and the Adviser has registered as a commodity pool operator with the National Futures Association.
Each Fund is subject to the risk that a change in U.S. law and related regulations will impact the way a Fund operates, increase the particular costs of a Fund’s operation and/or change the competitive landscape. In this regard, any further amendment to the Commodity Exchange Act or its related regulations that subject a Fund to additional regulation may have adverse impacts on a Fund’s operations and expenses.
In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with a Fund’s investment objective and permitted by a Fund’s investment limitations and applicable regulatory authorities. A Fund’s Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.
Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.
(1) Successful use of most Financial Instruments depends upon Rafferty’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction. Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.
(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.
(3) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that a Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.
(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.
Cover. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (“Custodian”), in the prescribed amount as determined daily.
Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.
Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange® (“CBOE®”), NYSE MKT LLC (the “AMEX®”) and other exchanges, as well as the OTC markets.
By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.
Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
Risks of Options on Currencies and Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from which it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.
A Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.
If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Composite Stock Index, the NYSE Composite Index or the AMEX® Major Market Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.
Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from a Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon a Fund’s exercise of the put, to deliver to a Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require a Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.
Risks of Options on Indices. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the Index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Forward Contracts. Each Fund may enter into equity, equity index or interest rate forward contracts for purposes of attempting to gain exposure to an index or group of securities without actually purchasing these securities, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities, securities, or the cash value of the commodities, securities or the securities index, at an agreed upon date. Because they are two-party contracts and because they may have terms greater than seven days, forward contracts may be considered to be illiquid for the Fund’s illiquid investment limitations. A Fund will not enter into any forward contract unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.
Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.
When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. A Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.
Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.
Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.
Combined Positions. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Other Investment Companies
Open-end and Closed-end Investment Companies. Each Fund may invest in the securities of other investment companies, including open- and closed-end funds, and ETFs. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with a Fund’s own operations.
Each Fund intends to limit its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes a Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.
If a Fund invests in investment companies pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Funds' shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by a Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by a Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. Also, to the extent that an ETF has exemptive relief under Section 12(d)(1)(j), a Fund may rely on that exemptive relief to exceed the limits imposed by Section 12(d)(1)(a).
Shares of another investment company or ETF that has received exemptive relief from the SEC to permit other funds to invest in the shares without these limitations are excluded from such restrictions to the extent that a Fund has complied with the requirements of such orders. To the extent that a Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.
Exchange-Traded Products. Each Fund may invest in ETFs, which are registered investment companies, partnerships or trusts that are bought and sold on a securities exchange. A Fund may also invest in exchange-traded notes (“ETN”), which are structured debt securities. Additionally, a Fund may invest in swap agreements referencing ETFs. Whereas ETFs’ liabilities are secured by their portfolio securities, ETNs’ liabilities are unsecured general obligations of the issuer. Most ETFs and ETNs are designed to track a particular market segment or index. ETFs and ETNs share expenses associated with their operation, typically including, with respect to ETFs, advisory fees. When a Fund invests in an ETF or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF’s or ETN’s expenses. The risks of owning an ETF or ETN generally reflect the risks of owning the underlying securities the ETF or ETN is designed to track, although lack of liquidity in an ETF or ETN could result in it being more volatile than the underlying portfolio of securities. If a Fund invests in ETFs or swap agreements referencing ETFs, the underlying ETFs may not necessarily track the same index as the Fund. In addition, because of ETF or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF or ETN. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer.
Money Market Funds. Money market funds are open-end registered investment companies which have historically traded at a stable $1.00 per share price. In July 2014, the SEC adopted amendments to money market fund regulations (“2014 Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case. The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also adopted additional diversification, stress testing, and disclosure measures. The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on money market funds is unclear; however, any impact on the trading and value of money market instruments as a result of the 2014 Amendments may negatively affect a Fund’s yield and return potential. The 2014 Amendments generally are not effective until October 2016.
Repurchase Agreements
A Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. government security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during a Fund’s holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. No Fund may enter into such a repurchase agreement if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See “Illiquid Investments and Restricted Securities” above.
A Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by a Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, a Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by a Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

Reverse Repurchase Agreements
A Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities a Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund’s limitation on borrowing.
Short Sales
A Fund may engage in short sale transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.
Until a Fund closes its short position or replaces the borrowed stock, a Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the stock sold short and (b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover a Fund’s short position.
Swap Agreements
A Fund may enter into swap agreements. Swap agreements are generally two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.
Most swap agreements entered into by a Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.
Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.
The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Custodian that satisfies the 1940 Act. A Fund also will establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.
Because they are generally two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations. A Fund will not enter into any swap agreement unless Rafferty believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

A Fund may enter into a swap agreement with respect to an index in circumstances where Rafferty believes that it may be more cost effective or practical than buying the underlying securities represented by such index or a futures contract or an option on such index. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. In addition, as discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. Rafferty, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.
The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
Unrated Debt Securities
A Fund may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.
U.S. Government Securities
A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques it employs, as part of a cash reserve or for liquidity purposes.
U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury Department (“U.S. Treasury”) or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.
U.S. government securities include U.S. Treasury Bills (which mature within one year of the date they are issued), U.S. Treasury Notes (which have maturities of one to ten years) and U.S. Treasury Bonds (which generally have maturities of more than 10 years). All such U.S. Treasury securities are backed by the full faith and credit of the United States.
U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, Fannie Mae®, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, Ginnie Mae®, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, Freddie Mac©, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.
In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae® and Freddie Mac® had been placed in conservatorship. Since that time, Fannie Mae® and Freddie Mac® have received significant capital support through U.S. Treasury preferred stock purchases, as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). The FHFA and the U.S. Treasury (through its agreement to purchase Fannie Mae® and Freddie Mac® preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the MBS purchase programs ended in 2010, the U.S. Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. Although the U.S. Treasury and other governmental entities provided significant support to Fannie Mae® and Freddie Mac®, there is no guarantee they would do so again. An FHFA stress test suggested that in a “severely adverse scenario” additional Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required. Nonetheless, no assurance can be given that Fannie Mae® and Freddie Mac® will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by Fannie Mae® and Freddie Mac®, resulting in their being placed into federal conservatorship and receiving significant U.S. government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that Fannie Mae® and Freddie Mac® increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by Fannie Mae® or Freddie Mac® on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether Fannie Mae® and Freddie Mac® should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” Freddie Mac faces similar uncertainty about its future role. Fannie Mae® and Freddie Mac® also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.
Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities.
U.S. Government Sponsored Enterprises (“GSEs”)
GSE securities are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some obligations issued by GSEs and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. government currently provides financial support to such GSEs or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.
Certain U.S. government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. Others, such as securities issued by Fannie Mae® and Freddie Mac®, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to GSEs or instrumentalities if it is not legally obligated to do so. A fund will invest in securities of such instrumentalities only when Rafferty is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.
When-Issued Securities
A Fund may enter into firm commitment agreements for the purchase of securities on a specified future date. A Fund may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of its net assets would be so invested. If a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to a Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate a Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such a security, it will be required to segregate assets with an approved custodian in an amount sufficient to settle the transaction.
Zero-Coupon, Payment-In-Kind and Strip Securities
A Fund may invest in zero-coupon, payment-in-kind and strip securities of any rating or maturity. Zero-coupon securities make no periodic interest payment but are sold at a deep discount from their face value, otherwise known as “original issue discount” or “OID.” The buyer earns a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The OID varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, a

Fund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon security holders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than securities paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the securities reflect a fixed rate of return. Payment-in-kind securities allow the issuer, at its option, to make current interest payments either in cash or in additional debt obligations of the issuer. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments.
An investment in zero-coupon securities and delayed interest securities (which do not make interest payments until after a specified time) may cause a Fund to recognize income and be required to make distributions thereof to shareholders before it receives any cash payments on its investment. Moreover, even though payment-in-kind securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. See “Dividends, Other Distributions and Taxes – Income from Zero Coupon and Payment-in-Kind Securities.” Thus, a Fund could be required at times to liquidate other investments to satisfy distribution requirements.
A Fund may also invest in strips, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in-kind securities, strips are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.
Other Investment Risks and Practices
Borrowing. A Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund’s NAV and on a Fund’s investments. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.
A Fund may borrow money to facilitate management of a Fund’s portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.
As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.
In addition to the foregoing, the Funds may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of their total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. Each Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.
Lending Portfolio Securities. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities, shares of registered and unregistered money market funds and cash as collateral with a Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. The value of this collateral could decline, causing the Fund to experience a loss. While a Fund’s portfolio securities are on loan, a Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. A Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on a four-business days’ notice or by the borrower on a one-day notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund’s shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. A Fund could lose money from securities lending if, for example, it is delayed or prevented from selling the collateral after a loan is made, in recovering the securities loaned or if the Fund incurs losses on the reinvestment of cash collateral. Each Fund currently has no intention of lending its portfolio securities.

Portfolio Turnover. The Trust anticipates that each Fund's annual portfolio turnover will vary. A Fund’s portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose terms-to-maturity at the time of acquisition were less than 397 days, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining terms-to-maturity of less than 397 days are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have remaining terms-to-maturity of less than 397 days. In any given period, all of a Fund’s investments may have remaining terms-to-maturity of less than 397 days; in that case, the portfolio turnover rate for that period would be equal to zero. However, each Fund’s portfolio turnover rate calculated with all securities whose terms-to-maturity were less than 397 days is anticipated to be unusually high.
High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales also may result in adverse tax consequences to a Fund’s shareholders resulting from its distributions of increased net capital gains, if any, recognized as a result of the sales. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.
Correlation and Tracking Risk
Several factors may affect a Fund’s ability to obtain its monthly inverse leveraged or leveraged investment objective. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions and financing costs related to derivatives (which may be increased by high portfolio turnover); (2) less than all of the securities in the Index being held by a Fund and securities not included in the Index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as other investment companies, including ETFs, futures contracts and options, and the performance of the underlying securities in the cash market comprising the Index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund’s portfolio holdings to comply with that Fund’s investment restrictions or policies, or regulatory or tax law requirements; (7) market movements that run counter to a leveraged Fund’s investments (which will cause divergence between a Fund and the Index over time due to the mathematical effects of leveraging or seeking an inverse leveraged Index return); and (8) disruptions and illiquidity in the markets for securities or derivatives held by a Fund.
While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund’s short-term performance will reflect such deviation from the Index.
In the case of the Bear Fund whose NAV is intended to move inversely from the Index, the factor of compounding also may lead to tracking error. Even if there is a perfect inverse correlation between the Bear Fund and the return of the Index on a calendar month basis, the symmetry between the changes in the Index and the changes in the Bear Fund’s NAV can be altered significantly over time by a compounding effect. For example, if the Bear Fund achieved a perfect inverse correlation with the Index in every calendar month over an extended period and the level of returns of the Index significantly decreased during that period, a compounding effect for that period would result, causing an increase in the Bear Fund’s NAV by a percentage that is somewhat greater than the percentage that the Index’s returns decreased. Conversely, if the Bear Fund maintained a perfect inverse correlation with the Index over an extended period and if the level of returns of the Index significantly increased over that period, a compounding effect would result, causing a decrease of the Bear Fund’s NAV by a percentage that would be somewhat less than the percentage that the Index returns increased.
Leverage
If you invest in a Fund you are exposed to the risk that adverse calendar month performance of the Index will be leveraged. This means that, if the Index experiences an adverse calendar month performance, your investment in the Fund will be reduced by an amount equal to 1.35% for every 1% of adverse performance, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower your investment. A Fund could theoretically lose an amount greater than its net assets in the event of a movement of the Index in excess of 80% in a direction adverse to the Fund (meaning a decline in the value of the Index for the Bull Fund and a gain in the value of the Index for the Bear Fund). Further, purchasing shares intra-calendar month may result in greater than 135% or -135% exposure to the performance of the Index if the Index moved in a direction adverse to the Fund between the end of the last calendar month and the time the investor purchased Fund shares. The Funds’ prospectus provides a detailed discussion of such risks.
Intra-Calendar Month Investments
Each Fund seeks calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. Thus, an investor who purchases shares on a day other than the last business day of a calendar month will likely have more, or less, than 135% leveraged investment exposure to the Index, depending upon the movement of the Index from the end of the prior calendar month until the point of purchase. If the Index moves in a direction favorable to the Fund, the investor will receive exposure to the Index less than 135%. Conversely, if the Index moves in a direction adverse to the Fund, the investor will receive exposure to the Index greater than 135%. The Funds' prospectus provides a detailed discussion of such risk.
Negative Implications of Monthly Goals in Volatile Markets
Each Fund seeks to provide a return which is 135% or -135% of the calendar month performance of the Index. No Fund attempts to, and no Fund should be expected to, provide returns which are a multiple of the return of the Index for periods longer than a single month. Each Fund repositions its portfolio on the last business day of a given calendar month, increasing exposure in response to that calendar month’s gains or reducing exposure in response to that calendar month’s losses. If adverse calendar month performance of the Index reduces the amount of a shareholder’s investment, any further adverse calendar month performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable calendar month performance of the Index increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase correspondingly.
Monthly repositioning will impair a Fund’s performance if the Index experiences volatility.
For instance, a hypothetical Bull Fund would be expected to lose 1.30% if its underlying benchmark were flat over a hypothetical one year period during which its underlying index experienced annualized volatility of 25%. If the underlying index’s annualized volatility were to rise to 50%, the hypothetical loss for a one year period would widen to approximately 5.30%.
A hypothetical Bear Fund would be expected to lose 1.45% if its underlying benchmark were flat over a hypothetical one year period during which its underlying index experienced annualized volatility of 25%. If the underlying index’s annualized volatility were to rise to 50%, the hypothetical loss for a one year period would widen to approximately 28.55%.
An index’s volatility rate is a statistical measure of the magnitude of fluctuations in the returns of an index. Since market volatility, like that experienced by the markets currently, has negative implications for Funds which rebalance monthly, investors should be sure to monitor and manage their investments in the Funds in volatile markets.
Special Note Regarding the Correlation Risks of the Funds. As discussed in the Prospectus, each of the Funds is “leveraged” in the sense that each has an investment objective that is 135% or -135% the performance of the Index on a given day. The Funds are subject to all of the correlation risks described in the Prospectus. In addition, there is a special form of correlation risk that derives from the Funds’ use of leverage, which is that for periods greater than one calendar month, the use of leverage tends to cause the performance of a Fund to be either greater than, or less than, 135% or -135% of the Index performance in a Fund’s investment objective.
A Fund’s return for periods longer than one calendar month is primarily a function of the following:
a)	Index performance;
b)	Index volatility;
c)	financing rates associated with leverage;
d)	other fund expenses;
e)	dividends paid by companies in the Index; and
f)	period of time.
Investment Restrictions
The Trust, on behalf of each Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined by the 1940 Act, a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders’ meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
Each Fund’s investment objective is a non-fundamental policy of the Fund. Non-fundamental policies may be changed by the Board without shareholder approval.
For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

A Fund shall not:
1.	Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of a Fund’s total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with a Fund’s investment objective, policies and limitations; or (2) by engaging in repurchase agreements with respect to portfolio securities.
2.	Underwrite securities of any other issuer.
3.	Purchase, hold, or deal in real estate or oil and gas interests.
4.	Pledge, mortgage, or hypothecate a Fund’s assets, except (1) to the extent necessary to secure permitted borrowings; (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis; and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.
5.	Invest in physical commodities, except that a Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.
6.	Issue any “senior security” (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except (1) that a Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments; (2) as otherwise permitted herein and in Limitation 4 above and 7 below; and (3) each Fund may make short sales of securities.
7.	Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of each Fund’s total assets; (2) as a temporary measure and then only in amounts not to exceed 5% of the value of each Fund’s total assets; (3) to enter into reverse repurchase agreements; or (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.
8.	Invest more than 25% of the value of its net assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Each Fund has adopted the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:
Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as a Fund. For this purpose, “all of a Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.
Portfolio Transactions and Brokerage
Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that a Fund may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer’s “spread,” the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.
In effecting portfolio transactions for a Fund, Rafferty seeks to receive the closing prices of securities that are in line with those of the securities included in the Index and seeks to execute trades of such securities at the lowest commission rate reasonably available. With respect to agency transactions, Rafferty may execute trades at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Each Fund believes that the requirement to always seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing all funds; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty’s investment advisory fee to be paid by a Fund.
Purchases and sales of U.S. government securities normally are transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.
Aggregate brokerage commissions paid by each Fund for the periods shown are set forth in the tables below. For each Fund, brokerage fees paid may change significantly from year to year due to Fund asset inflows and outflows stemming from market timing activities. As discussed in the Prospectus, Rafferty expects a significant portion of the assets of the Funds to come from professional money managers and investors who use a Fund as part of “asset allocation” and “market timing” investment strategies. If a large number of investors purchase or sell a Fund, the Fund will need to reposition its portfolio and incur related brokerage fees. Depending on frequency and magnitude of these portfolio transactions, over the course of a year the total impact on brokerage fees paid can vary greatly from year to year. Additionally, the Funds will invest significantly in over-the-counter financial instruments with negotiated terms. These financial instruments often include a provision that requires the Funds to close out its position during periods of higher market volatility. In such instances, a Fund would then reinvest in similar financial instruments in order to continue to seek its investment objective. As a result, depending on the market volatility that a Fund has experienced in the course of a year, the resulting brokerage commissions could vary significantly.
Aggregate brokerage commissions paid by the Funds for the fiscal periods shown are set forth in the tables below:
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	Brokerage Fees Paid
November 2, 2015* - August 31, 2016	$[ ]
*	Commencement of Operations

Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	Brokerage Fees Paid
November 2, 2015* - August 31, 2016	$[ ]
*	Commencement of Operations
Portfolio Holdings Information
The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding a Fund’s portfolio investments to ensure that such disclosure is in the best interests of a Fund’s shareholders. In adopting the policies, the Board considered actual and potential material conflicts that could arise between the interest of Fund shareholders, the Adviser, the Funds' distributor, or any other affiliated person of a Fund. Disclosure of the Funds' complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
From time to time, rating and ranking organizations such as Standard & Poor’s® and Morningstar®, Inc. may request complete portfolio holdings information in connection with rating a Fund. Similarly, pension plan sponsors, consultants and/or other financial institutions may request a complete list of portfolio holdings in order to assess the risks of the Funds' portfolio along with related performance attribution statistics. The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing the complete portfolio holdings information, a Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of approximately 60 days. In addition, the Funds' Chief Compliance Officer (“CCO”) may grant exceptions to permit additional disclosure of the complete portfolio holdings information at differing times and with differing lag times to rating agencies and to the parties noted above, provided that (1) the recipient is subject to a confidentiality agreement; (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of a Fund and will not use the information to facilitate or assist in any investment program; and (3) the recipient will not provide access to third parties to this information. The CCO shall report any disclosures made pursuant to this exception to the Board.
In addition, the Funds' service providers, such as custodian, administrator, transfer agent, distributor, legal counsel and independent registered public accounting firm may receive portfolio holdings information in connection with their services to a Fund. In no event shall the Adviser, its affiliates or employees, or a Fund receive any direct or indirect compensation in connection with the disclosure of information about the Funds' portfolio holdings.

In the event a portfolio holdings disclosure made pursuant to the policies presents a conflict of interest between the Funds' shareholders and the Adviser, the Funds' distributor and their affiliates or employees and any affiliated person of a Fund, the disclosure will not be made unless a majority of the Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) approves such disclosure.
Management of the Trust
The Board of Trustees
The Trust is governed by its Board of Trustees (the “Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds' investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts, as well as the stated policies of the Funds. The Board oversees the Trust’s officers and service providers, including Rafferty, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including personnel from Rafferty and U.S. Bancorp Fund Services, LLC (“USBFS”). The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other professionals as appropriate.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. Rafferty, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment performs its risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees.”) The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.
The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds. In addition, under the general oversight of the Board, Rafferty and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.
The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. The Trust’s CCO and senior officers of Rafferty and USBFS regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Rafferty and USBFS with respect to the Funds' investments. In addition to regular reports from these parties, the Board also receives reports regarding other service providers to the Trust, either directly or through Rafferty, USBFS or the CCO, on a periodic or regular basis. At least annually, the Board receives a report from the CCO regarding the effectiveness of the Funds' compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Rafferty in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Rafferty and the Trust’s distribution plan under Rule 12b-1 under the 1940 Act.
The CCO reports regularly to the Board on Fund valuation matters. The Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Funds' compliance program.
Board Structure and Related Matters
Independent Trustees constitute two-thirds of the Board. The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the Funds' independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Chairman of the Board is not an Independent Trustee and the Board has chosen not to have a lead Independent Trustee. However, the Board believes that its leadership structure, including its Independent Trustees and Board committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Funds' operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds in the complex.
The Trust is part of the Direxion Family of Investment Companies, which is comprised of the [ ] portfolios within the Trust, [ ] portfolios within the Direxion Shares ETF Trust and [ ] portfolios within the Direxion Insurance Trust. The same persons who constitute the Board also constitute the Board of Trustees of the Direxion Insurance Trust and the Direxion Shares ETF Trust.
The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone.
The Trustees of the Trust are identified in the tables below, which provide information regarding their age, business address and principal occupation during the past five years including any affiliation with Rafferty, the length of service to the Trust, and the position, if any, that they hold on the board of directors of companies other than the Trust as of the date of this SAI. Each of the Trustees of the Trust also serve on the Board of the Direxion Insurance Trust and Direxion Shares ETF Trust, the other registered investment companies in the Direxion mutual fund complex. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019.
Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 48	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Rafferty, 1999-present.	[ ]	None.
Eric W. Falkeis(2) Age: 42	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	[ ]	Trustee, Professionally Managed Portfolios (40 Funds).

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	[ ]	None.
John A. Weisser Age: 74	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc., 1971-1995, most recently as Managing Director.	[ ]	Director, The MainStay Funds Trust (39 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (29 Funds), Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisors Alternative Strategy Fund (1 Fund); Private Advisors Alternative Strategies Master Fund (1 Fund).
David L. Driscoll Age: 47	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	[ ]	None.
Jacob C. Gaffey Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	[ ]	None.
(1)	Mr. O’Neill is affiliated with Rafferty. Mr. O’Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.
(2)	Mr. Falkeis is affiliated with Rafferty. Mr. Falkeis is the Chief Operating Officer of Rafferty.
(3)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public [ ] of [ ] funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public [ ] of [ ] funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Daniel D. O’Neill: Mr. O’Neill has extensive experience in the investment management business, including as managing director of Rafferty. Mr. O’Neill has been the Managing Director of Rafferty since 1999.
Eric W. Falkeis: Mr. Falkeis has extensive experience in the financial services business. He is a certified public accountant. Prior to joining Rafferty in 2013, Mr. Falkeis was Chief Financial Officer and Senior Vice President of USBFS. USBFS provides fund administration, fund accounting and transfer agency services to registered investment companies and non-registered investment companies. Mr. Falkeis is currently the Chief Operating Officer of Rafferty.
Gerald E. Shanley III: Mr. Shanley has extensive audit experience and spent ten years in the tax practice of an international public accounting firm. He is a certified public accountant and has a JD degree. He has extensive business experience as the president of a closely held manufacturing company, a director of several closely held companies, a business and tax consultant and a trustee of a private investment trust. He has served on the boards of several charitable and not for profit organizations. He also has multiple years of service as a Trustee.
John A. Weisser: Mr. Weisser has extensive experience in the investment management business, including as managing director of an investment bank and a director of other registered investment companies. He also has multiple years of service as a Trustee.
David L. Driscoll: Mr. Driscoll has extensive experience with risk assessment and strategic planning as a partner and manager of various real estate partnerships and companies.
Jacob C. Gaffey: Mr. Gaffey has extensive experience with providing investment banking and valuation services to various companies. Mr. Gaffey has been a director and a member of an audit committee of a public company since 2011.
Board Committees
The Trust has an Audit Committee, consisting of Messrs. Weisser, Shanley, Driscoll and Gaffey. The members of the Audit Committee are Independent Trustees. The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the auditors); the supervision of investigations into matters relating to audit matters; the review with the independent registered public accounting firm of the results of audits; and addressing any other matters regarding audits. The Audit Committee met four times during the Trust’s most recent fiscal year.
The Trust also has a Nominating and Governance Committee, consisting of Messrs. Weisser, Shanley, Driscoll and Gaffey each of whom is an Independent Trustee. The primary responsibilities of the Nominating and Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee will consider nominees recommended by shareholders. Such recommendations should be in writing and addressed to a Fund with attention to the Nominating and Governance Committee Chair. The recommendations must include the following Preliminary Information regarding the nominee: (1) name; (2) date of birth; (3) education; (4) business professional or other relevant experience and areas of expertise; (5) current business and home addresses and contact information; (6) other board positions or prior experience; and (7) any knowledge and experience relating to investment companies and investment company governance. The Nominating and Governance Committee did not meet during the Trust’s most recent fiscal year.
The Trust has a Qualified Legal Compliance Committee, consisting of Messrs. Weisser, Shanley, Driscoll and Gaffey. The members of the Qualified Legal Compliance Committee are Independent Trustees of the Trust. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report (“Report”) made or referred to the Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee or agent of the Trust. The Qualified Legal Compliance Committee did not meet during the Trust’s most recent fiscal year.
Principal Officers of the Trust
The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019. As of the date of this SAI, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 48	Chief Executive Officer and Chief Investment Officer	One Year; Since 2006	Managing Director of Rafferty, 1999-present.	[ ]	N/A

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Eric W. Falkeis(2) Age: 42	Principal Executive Officer	One Year; Since 2014	Chief Operating Officer, since April 2014, Rafferty Asset Management, LLC; formerly, President, Rafferty Asset Management, LLC, March 2013 – April 2014; formerly, Senior Vice President, USBFS, September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	[ ]	Trustee, Professionally Managed Portfolios (40 Funds).
Patrick J. Rudnick Age: 43	Principal Financial Officer and Assistant Secretary	One Year; Since 2010	Senior Vice President and Principal Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS (2006-2013); formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A
Angela Brickl Age: 40	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011	General Counsel, since October 2010, and Chief Compliance Officer, since September 2012, Rafferty Asset Management, LLC.	N/A	N/A
(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.
(2)	Mr. Falkeis serves as a Trustee of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.
(3)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public [ ] of [ ] funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public [ ] of [ ] funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
The following table shows the amount of equity securities owned in each of the Funds and the Direxion Family of Investment Companies by the Trustees as of the calendar year ended December 31, 2015:

Dollar Range of Equity Securities Owned:	Interested Trustees:		Independent Trustees:
	Daniel D. O’Neill	Eric W. Falkeis	Gerald E. Shanley III	John Weisser	David L. Driscoll	Jacob C. Gaffey
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	$0	$ 0	$0	$0	$0	$0
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	$0	$ 0	$0	$0	$0	$0
Aggregate Dollar Range of Equity Securities in the Direxion Family of Investment Companies(1)	Over $100,000	Over $100,000	$0	$1-$10,000	$0	$0
(1)	The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public [ ] of [ ] funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public [ ] of [ ] funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.
The Trust’s Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.
No officer, director or employee of Rafferty receives any compensation from the Funds for acting as a Trustee or officer of the Trust. The following table shows the compensation earned by each Trustee for the Trust’s fiscal year ended August 31, 2016:
Name of Person, Position	Aggregate Compensation From the Funds(1)	Pension or Retirement Benefits Accrued As Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From the Direxion Family of Investment Companies Paid to the Trustees(2)
Interested Trustees
Daniel D. O’Neill	$0	$0	$0	$0
Eric W. Falkeis	$0	$0	$0	$0
Independent Trustees
Gerald E. Shanley III	$[ ]	$0	$0	$100,000
John A. Weisser	$[ ]	$0	$0	$100,000
David L. Driscoll	$[ ]	$0	$0	$80,000
Jacob C. Gaffey	$[ ]	$0	$0	$80,000
(1)
Costs associated with Trustee compensation are allocated across the operational funds based on the net assets of each fund in the Trust.
(2)
For the fiscal year ended August 31, 2016, Trustees’ fees and expenses in the amount of $[ ] were incurred by the Trust.
Principal Shareholders, Control Persons and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.
As of [ ], 2016, the following shareholders were considered to be either a principal shareholder or control person of the following Funds:
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
[ ] [ ] [ ]	N/A	N/A	100.00%	Record
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund
Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
[ ] [ ] [ ]	N/A	N/A	100.00%	Record

Investment Adviser
Rafferty Asset Management, LLC, 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019, provides investment advice to the Funds. Rafferty was organized as a New York limited liability company in June 1997.
Under an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of each Fund, and Rafferty dated August 13, 2008, Rafferty provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.
The Advisory Agreement was initially approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund in compliance with the 1940 Act. The Advisory Agreement with respect to the Funds will continue in force for an initial period of two years after the date of its approval. The Advisory Agreement is renewable from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of the Independent Trustees of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or Rafferty.
Pursuant to the Advisory Agreement, each Fund pays Rafferty a fee at an annualized rate based on a percentage of its average daily net assets of 0.75%.
Rafferty has entered into an Operating Services Agreement with the Funds. Under this Operating Services Agreement, Rafferty, in exchange for an Operating Services Fee paid to Rafferty by the Funds, has contractually agreed to pay all Fund expenses through September 1, 2018 other than the following: management fees, Rule 12b-1 distribution and/or service fees, any front-end or contingent deferred sales loads, acquired fund fees and expenses, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of each Fund. This agreement may be terminated at any time by the Board.
Each table below shows the amount of advisory fees and operating services fees incurred by the Funds and the total amount of fees paid to Rafferty for the fiscal period ended August 31, 2016.
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	Advisory fee Incurred	Operating Services Fees Incurred	Total fees paid to Advisor
November 2, 2015* - August 31, 2016	$[ ]	$[ ]	$[ ]
*	Commencement of Operations

Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	Advisory fee Incurred	Operating Services Fees Incurred	Total fees paid to Advisor
November 2, 2015* - August 31, 2016	$[ ]	$[ ]	$[ ]
*	Commencement of Operations
Rafferty shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust and Rafferty have adopted Codes of Ethics. These codes permit portfolio managers and other access persons of a Fund to invest in securities that may be owned by a Fund, subject to certain restrictions.
Portfolio Managers
Paul Brigandi and Tony Ng are jointly and primarily responsible for the day-to-day management of the Funds. An investment trading team of Rafferty employees assists Mr. Brigandi and Mr. Ng in the day-to-day management of the Funds subject to their primary responsibility and oversight. The Portfolio Managers work with the investment trading team to decide the target allocation of each Fund’s investments and on a day-to-day basis, an individual portfolio trader executes transactions for the Funds consistent with the target allocation. The members of the investment trading team rotate among the various series of the Trust, including the Funds, periodically so that no single individual is assigned to a specific Fund for extended periods of time.

In addition to the Funds, Mr. Brigandi and Mr. Ng manage the following other accounts as of [ ], 2016:
Accounts	Total Number of Accounts	Total Assets (In Billions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees
Registered Investment Companies	[ ]	[ ]	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Rafferty manages no other accounts with investment objectives similar to those of the Funds. In addition, two or more funds advised by Rafferty may invest in the same securities but the nature of each investment (long or short) may be opposite and in different proportions. Rafferty ordinarily executes transactions for a Fund “market-on-close,” in which funds purchasing or selling the same security receive the same closing price.
Rafferty has not identified any additional material conflicts between a Fund and other accounts managed by the investment team. However, other actual or apparent conflicts of interest may arise in connection with the day-to-day management of a Fund and other accounts. The management of a Fund and other accounts may result in unequal time and attention being devoted to a Fund and other accounts. Rafferty’s management fees for the services it provides to other accounts varies and may be higher or lower than the advisory fees it receives from a Fund. This could create potential conflicts of interest in which the portfolio manager may appear to favor one investment vehicle over another resulting in an account paying higher fees or one investment vehicle out performing another.
The investment team’s compensation is paid by Rafferty. Their compensation primarily consists of a fixed base salary and a bonus. The investment team’s salary is reviewed annually and increases are determined by factors such as performance and seniority. Bonuses are determined by the individual performance of an employee including factors such as attention to detail, process, and efficiency, and are impacted by the overall performance of the firm. The investment team’s salary and bonus are not based on a Fund’s performance and as a result, no benchmarks are used. Along with all other employees of Rafferty, the investment team may participate in the firm’s 401(k) retirement plan where Rafferty may make matching contributions up to a defined percentage of their salary.
Mr. Brigandi and Mr. Ng did not own any shares of the Funds as of [ ], 2016.
Proxy Voting Policies and Procedures
The Board has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to Rafferty the responsibility for voting proxies relating to portfolio securities held by a Fund as part of their investment advisory services, subject to the supervision and oversight of the Board. The Proxy Voting Policies of Rafferty are attached as Appendix B. Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of a Fund and its shareholders, taking into account the value of a Fund’s investments.
More Information. The actual voting records relating to portfolio securities for future 12-month periods ending June 30 will be available without charge, upon request by calling toll-free, (800) 851-0511 or by accessing the SEC’s website at www.sec.gov.
Fund Administrator, Fund Accountant, Transfer Agent and Custodian
U.S. Bancorp Fund Services, LLC (“Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to the Funds. U.S. Bank, N.A., Custody Operations, 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin, 53202, an affiliate of the Administrator, provides custodian services to the Funds.
Pursuant to an Administration Servicing Agreement (“Service Agreement”) between the Trust and the Administrator, the Administrator provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays the Administrator a fee based on the Trust’s total average daily net assets. The Administrator also is entitled to certain out-of-pocket expenses.
Pursuant to a Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC (“Fund Accountant”), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. For these services, the Trust pays the Fund Accountant a fee based on the Trust’s total average daily net assets. The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.
Pursuant to a Custody Agreement, U.S. Bank N.A. serves as the custodian of the Fund’s assets. The Custodian holds and administers the assets in the Fund’s portfolios. Pursuant to the Custody Agreement, the Custodian receives an annual fee based on the Trust’s total average daily net assets. The Custodian also is entitled to certain out-of-pocket expenses. U.S. Bank N.A. and/or its affiliates receive revenue from certain broker-dealers that may receive Rule 12b-1 fees or other payments from mutual funds in which the Fund may invest. In recognition of this revenue, each Fund has received credits and may receive credits in future years from U.S. Bank N.A. and/or its affiliates for fees otherwise payable by the Funds.
Pursuant to the Operating Services Agreement described above, Rafferty pays the Funds' expenses in exchange for an Operating Services Fee. A Fund therefore is not obligated to directly pay fund administration, fund accounting, custody or transfer agency fees.
Distributor
Rafferty Capital Markets, LLC, 1010 Franklin Avenue, 3rd Floor, Garden City, New York 11530, serves as the distributor (“Distributor”) in connection with the continuous offering of each Fund’s shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of each Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. For the fiscal year ended August 31, 2016, the Distributor received $[ ] as compensation from Rafferty for distribution services.
Distribution Plan and Service Fees
Rule 12b-1 under the 1940 Act, as amended (the “Rule”), provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted a Rule 12b-1 Investor Class Plan of Distribution (the “Investor Class Plan”) for shares of each Fund pursuant to which each Fund may pay certain expenses incurred in the distribution of its shares and the servicing and maintenance of existing shareholder accounts. The Distributor, as the Funds' principal underwriter, and Rafferty may have a direct or indirect financial interest in the Investor Class Plan or any related agreement.
Pursuant to the Investor Class Plan, each Fund may pay up to 1.00% of the shares’ average daily net assets. The Board has authorized each Fund to pay 0.25% of the Fund’s average daily net assets.
Under an agreement with the Funds, your Financial Advisor may provide services, as described in the Prospectus, and as described above, and receive Rule 12b-1 fees from the Funds.
The Investor Class Plan was approved by the Trustees and the Independent Trustees of the Funds. In approving the Investor Class Plan, the Trustees determined that there is a reasonable likelihood that the Investor Class Plan will benefit each Fund and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Investor Class Plan and the purpose for which such expenditures were made.
The Investor Class Plan permits payments to be made by each Fund to the Distributor or other third parties for expenditures incurred in connection with the distribution of Fund shares to investors. The Distributor or other third parties are authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Funds. In addition, the Investor Class Plan authorizes payments by the Funds to the Distributor or other third parties for the cost related to selling or servicing efforts, preparing, printing and distributing Fund prospectuses, statements of additional information, and shareholder reports to investors.
Independent Registered Public Accounting Firm
Ernst & Young LLP (“EY”), 5 Times Square, New York, New York, 10036 is the independent registered public accounting firm for the Trust.
Legal Counsel
The Trust has selected K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, as its legal counsel.
Determination of Net Asset Value
A fund’s share price is known as its NAV. Each Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business (“Business Day”). The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Day and Christmas Day. In addition to these holidays, the Bond Market is not open on Columbus Day and Veterans’ Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice.
However, on days that the bond markets close all day, which currently include the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day,

Veterans Day, Thanksgiving Day and Christmas Day (a “Bond Market Holiday”), the Funds do not calculate their NAVs, even if the NYSE is open for business. On such days, orders for purchase or redemption will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday. Similarly, on days that the bond markets close early but the NYSE does not (usually at 2 p.m. Eastern Time, and which currently include the Friday before Memorial Day and New Year’s Eve), the Funds treat the portion of the day that the bond markets are closed as a Bond Market Holiday and calculates their NAV as of the recommended closing time for the bond markets, which may be before 4:00 p.m. Eastern Time, subject to the discretion of the Adviser. In such instances, orders for purchase or redemption that are received prior to the close of bond markets will receive the NAV calculated at the time of the bond markets closure, whereas orders for purchase or redemption that are received thereafter will receive the NAV next calculated on the following Business Day that is not a Bond Market Holiday.
A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked price is used. Securities primarily traded on the NASDAQ Global Market® (“NASDAQ®”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ® each Business Day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern Time, unless that price is outside the range of the “inside” bid and asked price in that case, NASDAQ® will adjust the price to equal the inside bid or asked price, whichever is closer.
If, on a particular day, an exchange-traded security does not trade, then the mean between the closing bid and asked price will be used. All equity securities that are not traded on a listed exchange held by each Fund will be valued at the last sales price in the OTC market, or, if no sales price is reported, the mean of the last bid and asked price is used. Securities and other assets for which market quotations are not readily available, or for which Rafferty has reason to question the validity of quotations received, are valued at fair value by procedures as adopted by the Board.
For purposes of determining NAV per share of each Fund, exchange-traded options and options on futures are valued at the composite price using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest asked price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on exchanges where the options are traded. If there are no trades for the option on a given business day, the composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non-exchange traded options are valued at the mean between the last bid and asked quotations.
The prices of futures contracts are valued either at the settlement prices established each day on the exchange on which they are traded if the settlement price reflects trading prior to the close of regular trading or at the last sales price prior to the close of regular trading if the settlement prices established by the exchange reflects trading after the close of regular trading.
Swap contracts are valued using the closing prices of the underlying reference entity or the closing value of the underlying reference index.
Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar, as provided by an independent pricing service or reporting agency.
Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. If the Board determines that the amortized cost method does not represent the fair value of the short-term debt instrument, the investment will be valued at fair value as determined by procedures as adopted by the Board. Other debt securities (including credit default swaps) are valued by using either the closing bid and ask prices provided by each Fund’s pricing service or the mean between the closing bid and ask prices provided by brokers that make markets in such instruments, or if such prices are unavailable, by a pricing matrix method. U.S. government securities are valued at the mean between the closing bid and asked price provided by an independent third party pricing service.
Dividend income and other distributions are recorded on the ex-distribution date.
Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to Rafferty or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of each Fund are valued at fair value.
For purposes of calculating its daily NAV, each Fund typically reflects changes in its holdings of portfolio securities on the first business day following a portfolio trade (commonly known as “T+1 accounting”). However, each Fund is permitted to include same day trades when calculating its NAV (commonly referred to as “trade date accounting”) on days when each Fund receives substantial redemptions. Such redemptions can result in an adverse impact on each Fund’s NAV when there is a disparity between the trade price and the closing price of the security. Thus, each Fund’s use of trade date accounting is likely to lessen the impact of substantial redemptions on each Fund’s NAV.

Redemptions
Redemption In-Kind
The Trust has filed a notice of election under Rule 18f-1 of the 1940 Act, which obligates a Fund to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of a Fund’s NAV, whichever is less. Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as a Fund determines NAV. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities. Shareholders who receive futures contracts or options on futures contracts in connection with a redemption in-kind may be responsible for making any margin payments due on those contracts.
Redemptions by Telephone
Shareholders may redeem shares of a Fund by telephone. When acting on verbal instructions believed to be genuine, the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. To the extent that the Trust, Rafferty, transfer agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.
Receiving Payment
Payment of redemption proceeds will be made within seven days following a Fund’s receipt of your request (if received in good order as described below) for redemption. For investments that have been made by check, payment on redemption requests may be delayed until the transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 calendar days). To avoid redemption delays, purchases should be made by direct wire transfer.
A redemption request will be considered to be received in “good order” if:
•	The number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;
•	Any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;
•	Any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and
•	The signatures on any written redemption request in excess of $100,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the FDIC, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by USBFS, as transfer agent, under its current signature guarantee program.
The right of redemption may be suspended or the date of payment postponed for any period during which (1) the NYSE is closed (other than customary weekend or holiday closings); (2) trading on the NYSE is restricted; (3) situations where an emergency exists as a result of which it is not reasonably practicable for a Fund to fairly determine the value of its net assets or disposal of a Fund’s securities is not reasonably practicable; or (4) the SEC has issued an order for the protection of a Fund’s shareholders.
Anti-Money Laundering
A Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or a Fund may be required to transfer the account or proceeds of the account to a government agency. In addition, pursuant to a Fund’s Customer Identification Program, a Fund’s transfer agent will complete a thorough review of all new opening account applications and will not transact business with any person or entity whose identity cannot be adequately verified.

Exchange Privilege
An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by a Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents; or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone requests for an exchange received by a Fund before 4:00 p.m. Eastern Time will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.
The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, the Trust may terminate this exchange privilege upon 60 days’ notice.
Shareholder and Other Information
Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each share of a Fund has equal voting rights, except that, in matters affecting only a particular series, only shares of that series are entitled to vote. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Shares are not transferable. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust’s or the Funds' operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust’s outstanding shares.
Dividends, Other Distributions and Taxes
Dividends and other Distributions
As stated in the Prospectus, a Fund declares and distributes dividends to its shareholders from its net investment income at least annually; for these purposes, net investment income includes dividends, accrued interest, and accretion of OID and market discounts, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of a Fund’s NAV per share. A Fund also distributes its net short-term capital gain, if any, annually but may make more frequent distributions thereof if necessary to avoid income or excise taxes. A Fund may realize net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and thus anticipates making annual distributions thereof. The Trustees may revise this distribution policy, or postpone the payment of distributions, if a Fund has or anticipates any large unexpected expense, loss, or fluctuation in net assets that, in the Trustees’ opinion, might have a significant adverse effect on its shareholders.
Taxes
Taxation of Shareholders. Dividends (including distributions of the excess of net short-term capital gain over net long-term capital loss (“short-term gain”)) a Fund distributes, if any, are taxable to its shareholders as ordinary income (at rates up to 39.6% for individuals), except to the extent they constitute “qualified dividend income” (described in the Prospectus (“QDI”)), regardless of whether the dividends are reinvested in Fund shares or received in cash. Distributions of a Fund’s net capital gain, if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash.
A shareholder’s redemption of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the shares. An exchange of Fund shares for shares of another fund advised by Rafferty generally will have similar consequences. If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution (with the tax consequences described in the Prospectus.
Regulated Investment Company Status. A Fund is treated as a separate entity for federal tax purposes and intends to continue to qualify for treatment as a regulated investment company (“RIC”). If a Fund so qualifies and satisfies the Distribution Requirement (defined below) for a taxable year, it will not be subject to federal income tax on the part of its investment company taxable income (generally consisting of net investment income, net short-term capital gain, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain it distributes to its shareholders for that year.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least the sum of 90% of its investment company taxable income (“Distribution Requirement”) and 90% of its net exempt interest income and must meet several additional requirements. These requirements include the following: (1) a Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of a Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) securities (other than securities of other RICs) of two or more issuers a Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, “Diversification Requirements”). The Internal Revenue Service (“IRS”) has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement (“Qualifying Income”).
Although a Fund intends to continue to satisfy all the foregoing requirements, there is no assurance that a Fund will be able to do so. The investment by a Fund primarily in options and futures positions entails some risk that it might fail to satisfy one or both of the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation a Fund uses, pursuant to which each of them would expect to be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the IRS, which might apply a different method resulting in disqualification of a Fund.
If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed on the full amount of its taxable income, including net capital gain, for that year at corporate income tax rates (up to 35%), (2) it would not be able to deduct for the distributions it makes to its shareholders, and (3) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends -- that is, ordinary income, except for the part of those dividends that is QDI, which is subject to a maximum federal income tax rate of 20% for individuals -- to the extent of a Fund’s earnings and profits; those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, a Fund would be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. However, the Regulated Investment Company Modernization Act of 2010 provides certain savings provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.
Excise Tax. A Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Income from Foreign Securities. Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest, or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time a Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.
A Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if a Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in a Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the 20% maximum federal income tax rate on individuals’ QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then, in lieu of the foregoing tax and interest obligation, a Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which a Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax —even if a Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
A Fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock a Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Derivatives Strategies. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures, and forward contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as Qualifying Income. A Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract or hedged investment to mitigate the effect of these rules, seek to prevent its disqualification as a RIC and minimize the imposition of federal income and excise taxes.
Some futures contracts, foreign currency contracts that are traded in the interbank market, and “nonequity options” (i.e., certain listed options, such as those on a “broad-based” securities index) — except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, commodity swap, equity swap, equity index swap, credit default swap or similar agreement — in which a Fund invests may be subject to Code section 1256 (collectively “section 1256 contracts”). Section 1256 contracts that a Fund holds at the end of its taxable year must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it. A Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which a Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.
Code section 1092 (dealing with straddles) also may affect the taxation of options, futures and forward contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the marked-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.
If a call option written by a Fund lapses (i.e., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium a Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis in the subject securities or futures contract.
Income from Zero-Coupon and Payment-in-Kind Securities. A Fund may acquire zero-coupon or other securities (such as strips and delayed interest securities) issued with OID. As a holder of those securities, a Fund must include in its gross income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income securities it receives as “interest” on payment-in-kind securities. With respect to “market discount bonds” (i.e., bonds purchased at a price less than their issue price plus the portion of OID previously accrued thereon), a Fund may elect to accrue and include in income taxable each year a portion of the bonds’ market discount. Because a Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount, and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
Constructive Sales. If a Fund has an “appreciated financial position” -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a “constructive sale” of the position, a Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and a Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is a Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).
* * * * *
The foregoing is only a general summary of some of the important federal tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the federal tax treatment of the Funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to a Fund and to distributions therefrom.
For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during its taxable years following the year of the loss. The carryforward of capital losses realized in taxable years beginning prior to December 23, 2010, however, is limited to an eight-year period following the year of realization. Thereafter, capital losses carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. A Fund must use losses that do not expire before it uses losses that do expire and a Fund’s ability to utilize capital losses in a given year or in total may be limited. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and as noted above, would not be distributed as such to shareholders.
Capital Loss Carryforwards. Pursuant to the Regulated Investment Company Modernization Act of 2010, capital losses sustained in future taxable years will not expire and may be carried over without limitation.
Financial Statements
The Funds' financial statements for the fiscal period ended February 29, 2016, are incorporated herein by reference from the Funds' Semi-Annual Report to Shareholders dated February 29, 2016.
To receive a copy of the Prospectus or Annual or Semi-Annual Report to shareholders, without charge, write to or call the Trust at the contact information listed below:
Write to:	Direxion Funds
1301 Avenue of the Americas (6th Avenue), 28th Floor
New York, New York 10019

Call:	(800) 851-0511

By Internet:	www.direxioninvestments.com

APPENDIX A
Description of Corporate Bond Ratings
Moody’s Investors Service and Standard and Poor’s are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus and this SAI.
Moody’s Investors Service – Global Long-Term Ratings
Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Such ratings have been published by Moody’s Investors Service, Inc. and Moody’s Analytics Inc.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Investors Service – National Scale Long-Term Ratings
Moody’ s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country. In each specific country, the last two characters of the rating indicate the country in which the issuer is located (e.g., Aaa.br for Brazil).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers.
Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard and Poor’s – Long-Term Issue Credit Ratings*
Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;Nature of and provisions of the obligation and the promise we impute.Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D: An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.
NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.
*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Moody’s Investors Service – Short Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Standard and Poor’s – Municipal Short-Term Note Ratings
A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; andSource of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
Moody’s Investors Service – Global Short Term Rating Scale
Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Standard and Poor’s –Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B: A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and if payments on an obligation are jeopardized.
Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

APPENDIX B
Direxion Funds
Proxy Voting Policies and Procedures
Recognizing the increased scrutiny that both institutions and corporations are under, it is important to have corporate governance that appreciates the importance of consistently applied policy guidelines that are aligned with investors’ views on key issues. With this in mind we currently use ISS’s proxy voting service to execute ballots on behalf of the Direxion Funds (collectively, the “Trust”). ISS prepares custom research and votes per their recommendation. If we agree with their recommendation, no action is required. However, we retain the right and ability to override the vote if you disagree with ISS’s vote recommendation.
I.	Duty to Vote Proxies
Rafferty Asset Management, LLC (“Rafferty”) views seriously its responsibility to exercise voting authority over securities that are owned by the Trust.
To document that proxies are being voted, ISS (on behalf of the Trust) will maintain a record reflecting when and how each proxy is voted consistent with the requirements of Rule 206(4)-6 under the Investment Advisors Act of 1940 and other applicable regulations. Rafferty will make its proxy voting history and policies and procedures available to shareholders upon request.
II.	Guidelines for Voting Proxies
Rafferty generally follows the recommendations of ISS’s proxy voting guidelines as outlined below. Proxy proposals are considered on their own merits and a determination is made as to support or oppose management’s recommendation. Rafferty will typically accept ISS’s recommendations on social issues as it does not have the means to evaluate the economic impact of such proposals, or determine a consensus among shareholders’ social or political viewpoints.
III.	Review and Compliance
It is Rafferty’s responsibility to oversee ISS’s proxy voting to ensure compliance and timely reporting to US Bank. Reports are verified monthly through ISS’s Votex website. ISS provides US Bank with the NP-X file covering the period from July 1st through June 30th of the following year. US Bank files the NP-X with the SEC on the Trust’s behalf. These records are maintained for five years and the previous two years proxy voting records can be accessed by contacting US Bank.
Below is a summary outlining ISS’s US Proxy Voting Guidelines.
BOARD OF DIRECTORS:
Voting on Director Nominees in Uncontested Elections
General Recommendation: Generally vote for director nominees, except under the following circumstances:
1. Accountability
Vote against(1) or withhold from the entire board of directors (except new nominees(2), who should be considered case- by-case) for the following:
Problematic Takeover Defenses
Classified Board Structure:
1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
(1)	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
(2)	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Director Performance Evaluation:
1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
•	A classified board structure;
•	A supermajority vote requirement;
•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•	The inability of shareholders to call special meetings;
•	The inability of shareholders to act by written consent;
•	A dual-class capital structure; and/or
•	A non–shareholder-approved poison pill.
Poison Pills:
1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval. Vote case-by-case on all nominees if:
1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;
•	The issuer’s rationale;
•	The issuer’s governance structure and practices; and
•	The issuer’s track record of accountability to shareholders.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices/Pay for Performance Misalignment
In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:
1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
•	The company's response, including:
•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
•	Specific actions taken to address the issues that contributed to the low level of support;
•	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company's ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Unilateral Bylaw/Charter Amendments
1.17.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
•	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
•	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
•	The company's ownership structure;
•	The company's existing governance provisions;
•	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and,
•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case- by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:
•	Classified the board;
•	Adopted supermajority vote requirements to amend the bylaws or charter; or
•	Eliminated shareholders' ability to amend bylaws.
1.18.	For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, considering the following factors:
•	The level of impairment of shareholders' rights caused by the provision;
•	The disclosed rationale for adopting the provision;
•	The ability to change the governance structure in the future (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
•	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
•	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.
Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.

Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
1.19.	Material failures of governance, stewardship, risk oversight(3), or fiduciary responsibilities at the company;
1.20.	Failure to replace management as appropriate; or
1.21.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
2. Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•	Rationale provided in the proxy statement for the level of implementation;
•	The subject matter of the proposal;
•	The level of support for and opposition to the resolution in past meetings;
•	Actions taken by the board in response to the majority vote and its engagement with shareholders;
•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•	Other factors as appropriate.
2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
•	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
•	The company's ownership structure and vote results;
•	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
•	The previous year's support level on the company's say-on-pay proposal.
3. Composition
Attendance at Board and Committee Meetings:
3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by- case(4)) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
•	Medical issues/illness;
•	Family emergencies; and
•	Missing only one meeting (when the total of all meetings is three or fewer).
3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
(3)	Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.
(4)	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

Overboarded Directors:
Vote against or withhold from individual directors who:
3.3.	Sit on more than six public company boards; with respect to annual meetings on or after Feb. 1, 2017(5), sit on more than five public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards(6).
4. Independence
Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:
4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.
Independent Chair (Separate Chair/CEO)
General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:
•	The scope of the proposal;
•	The company's current board leadership structure;
•	The company's governance structure and practices;
•	Company performance; and
•	Any other relevant factors that may be applicable.
Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.
Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.
When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.
The review of the company's governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.
ISS' performance assessment will generally consider one-, three, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.
(5)	This policy change includes a 1-year transition period to allow time for affected directors to address necessary changes if they wish.
(6)	Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

Proxy Access
General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:
•	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
•	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
•	Cap: cap on nominees of generally twenty-five percent (25%) of the board.
Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.
Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the company relative to its industry;
•	Management’s track record;
•	Background to the contested election;
•	Nominee qualifications and any compensatory arrangements;
•	Strategic plan of dissident slate and quality of the critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates); and
•	Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).
CAPITAL/RESTRUCTURING
Common Stock Authorization
General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
•	Past Board Performance:
•	The company's use of authorized shares during the last three years
•	The Current Request:
•	Disclosure in the proxy statement of the specific purposes of the proposed increase;
•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
•	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.
ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):
A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.
Mergers and Acquisitions
General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Advisory Votes on Executive Compensation—Management Proposals (Management Say-on- Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:
•	There is a significant misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices;
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
•	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
•	The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices(7), this analysis considers the following:
1.	Peer Group(8) Alignment:
•	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
•	The multiple of the CEO's total pay relative to the peer group median.
2.	Absolute Alignment(9)– the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
•	The ratio of performance- to time-based equity awards;
•	The overall ratio of performance-based compensation;
•	The completeness of disclosure and rigor of performance goals;
•	The company's peer group benchmarking practices;
•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g. bi-annual awards);
•	Realizable pay(10) compared to grant pay; and
•	Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options Backdating.
(7)	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
(8)	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
(9)	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
(10)	ISS research reports include realizable pay for S&P1500 companies.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
•	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
•	CIC payments with excise tax gross-ups (including "modified" gross-ups);
•	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.
Incentives that may Motivate Excessive Risk-Taking
•	Multi-year guaranteed bonuses;
•	A single or common performance metric used for short- and long-term plans;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or
•	Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.
Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
•	The company's response, including:
•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
•	Specific actions taken to address the issues that contributed to the low level of support;
•	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company's ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans
General Recommendation: Vote case-by-case on certain equity-based compensation plans(11) depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:
•	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•	SVT based only on new shares requested plus shares remaining for future grants.
•	Plan Features:
•	Automatic single-triggered award vesting upon a change in control (CIC);
•	Discretionary vesting authority;
•	Liberal share recycling on various award types;
•	Lack of minimum vesting period for grants made under the plan.
•	Grant Practices:
•	The company’s three year burn rate relative to its industry/market cap peers;
•	Vesting requirements in most recent CEO equity grants (3-year look-back);
•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
•	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
•	Whether the company maintains a claw-back policy;
•	Whether the company has established post exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:
•	Awards may vest in connection with a liberal change-of-control definition;
•	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);
•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
•	Any other plan features are determined to have a significant negative impact on shareholder interests.
SOCIAL/ENVIRONMENTAL ISSUES (SHAREHOLDER PROPOSALS)
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:
•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
•	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient
•	information is currently available to shareholders from the company or from other publicly available sources; and
•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
(11)
Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:
•	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•	The company’s level of disclosure is at least comparable to that of industry peers; and
•	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
•	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
•	The company's level of disclosure is comparable to that of industry peers; and
•	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
•	Whether the company provides disclosure of year-over-year GHG emissions performance data;
•	Whether company disclosure lags behind industry peers;
•	The company's actual GHG emissions performance;
•	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Board Diversity
General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:
•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
•	The level of gender and racial minority representation that exists at the company’s industry peers;
•	The company’s established process for addressing gender and racial minority board representation;
•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
•	The independence of the company’s nominating committee;
•	Whether the company uses an outside search firm to identify potential director nominees; and
•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Sustainability Reporting
General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
•	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals
General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:
•	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
•	The company's current level of disclosure regarding its environmental and social performance.
This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.
The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of a n offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.
The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.
ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AN D EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.
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DIREXION FUNDS

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)

Amended and Restated Declaration of Trust dated May 18, 2015 is herein incorporated by reference from the Post-Effective Amendment No. 160 to the Trust’s Registration Statement filed with the SEC on May 29, 2015.

(b)		By-Laws dated June 3, 1997 are herein incorporated by reference from the Trust’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission (“SEC”) on June 6, 1997.

(c)		Instrument Defining Rights of Security Holders – None.

(d)	(i)(A)

Form of Investment Advisory Agreement between the Trust and Rafferty Asset Management, LLC (“RAM”) is herein incorporated by reference from the Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed with the SEC on September 18, 1997.

	(i)(B)	Amendment to Schedule A of the Investment Advisory Agreement - filed herewith.

(ii)

Form of Subadvisory Agreement between Wilshire Associates, Inc. and RAM is herein incorporated by reference from Post-Effective Amendment No. 90 to the Trust’s Registration Statement filed with the SEC on February 27, 2009.

(iii)

Form of Subadvisory Agreement between Hilton Capital Management, LLC (“Hilton”) and RAM is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

(e)	(i)(A)

Amended and Restated Distribution Agreement between the Trust and Rafferty Capital Markets, Inc. (“RCM”) is herein incorporated by reference from Post-Effective Amendment No. 92 to the Trust’s Registration Statement filed with the SEC on April 30, 2009.

	(i)(B)	Amendment to Schedule A and Schedule B of the Amended and Restated Distribution Agreement between the Trust and RCM - filed herewith.

	(ii)	Form of Dealer Agreement is herein incorporated by reference from Post-Effective Amendment No. 5 to the Trust’s Registration Statement filed with the SEC on November 17, 1999.

(f)		Bonus or Profit Sharing Contracts – None.

(g)	(i)(A)	Custody Agreement dated March 17, 2010 is herein incorporated by reference from Post-Effective Amendment No. 119 to the Trust’s Registration Statement filed with the SEC on December 22, 2011.

	(i)(B)	First Amendment to the Custody Agreement is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

(h)	(i)(A)

Transfer Agent Servicing Agreement dated February 24, 2010 is herein incorporated by reference from Post-Effective Amendment No. 104 to the Trust’s Registration Statement filed with the SEC on August 30, 2010.

1

(i)(B)

First Amendment to the Transfer Agent Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

(ii)(A)

Fund Accounting Servicing Agreement dated February 24, 2010 is herein incorporated by reference from Post-Effective Amendment No. 104 to the Trust’s Registration Statement filed with the SEC on August 30, 2010.

(ii)(B)

First Amendment to Fund Accounting Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

(iii)(A)

Fund Administration Servicing Agreement dated February 24, 2010 is herein incorporated by reference from Post-Effective Amendment No. 104 to the Trust’s Registration Statement filed with the SEC on August 30, 2010.

(iii)(C)

Second Amendment to the Fund Administration Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

	(iv)(A)	Fulfillment Servicing Agreement is herein incorporated by reference from Pre-Effective Amendment No. 1 to the Trust’s Registration Statement filed with the SEC September 18, 1997.

(iv)(B)

Amendment to Exhibit A of the Fulfillment Servicing Agreement is herein incorporated by reference from Post-Effective Amendment No. 65 to the Trust’s Registration Statement filed with the SEC on May 1, 2006.

(v)(A)

Amended and Restated Operating Services Agreement is herein incorporated by reference from Post- Effective Amendment No. 166 to the Trust’s Registration Statement filed with the SEC on December 23, 2015.

	(v)(B)	Amendment to Schedule A of the Operating Services Agreement - filed herewith.

(vi)

Amended and Restated Operating Services Agreement on behalf of the Direxion Hilton Tactical Income Fund is herein incorporated by reference from Post-Effective Amendment No. 166 to the Trust’s Registration Statement filed with the SEC on December 23, 2015.

(i)		Opinion and consent of counsel – to be filed by amendment.

(j)		Power of Attorney and Certified Resolutions is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

(k)		Omitted Financial Statements – None.

(l)		Letter of Investment Intent dated September 2, 1997 filed with Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on September 18, 1997.

(m)	(i)(A)

Investor Class Plan pursuant to Rule 12b-1 dated November 10, 2006 is herein incorporated by reference from Post-Effective Amendment No. 67 to the Trust’s Registration Statement filed with the SEC on December 22, 2006.

	(i)(B)	Amendment to Schedule A of the Investor Class Plan pursuant to Rule 12b-1 - filed herewith.

	(ii)(A)	Service Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-

2

Effective Amendment No. 102 to the Trust’s Registration Statement filed with the SEC on February 26, 2010.

(ii)(B)

Amendment to Schedule A of the Service Class Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 119 to the Trust’s Registration Statement filed with the SEC on December 22, 2011.

	(iii)(A)	Class A Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 121 to the Trust’s Registration Statement filed with the SEC on February 1, 2012.

	(iii)(B)	Amendment to Schedule A of the Class A Plan pursuant to Rule 12b-1 - filed herewith.

	(iv)(A)	Class C Plan pursuant to Rule 12b-1 is herein incorporated by reference from Post-Effective Amendment No. 121 to the Trust’s Registration Statement filed with the SEC on February 1, 2012.

	(iv)(B)	Amendment to Schedule A of the Class C Plan pursuant to Rule 12b-1 - filed herewith.

	(v)(A)	Investor Class Shareholder Service Plan is herein incorporated by reference from Post-Effective Amendment No. 119 to the Trust’s Registration Statement filed with the SEC on December 22, 2011.

(v)(B)

Amendment to Schedule A of the Shareholder Service Plan is herein incorporated by reference from Post-Effective Amendment No. 138 to the Trust’s Registration Statement filed with the SEC on September 3, 2013.

(n)	(i)(A)

Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 is herein incorporated by reference from Post-Effective Amendment No. 159 to the Trust’s Registration Statement filed with the SEC on April 2, 2015.

(i)(B)

Amendment to Schedule A of the Amended and Restated Multiple Class Plan is herein incorporated by reference from Post-Effective Amendment No. 159 to the Trust’s Registration Statement filed with the SEC on April 2, 2015.

(o)		Reserved.

(p)	(i)	Code of Ethics of Rafferty Capital Markets, LLC is herein incorporated by reference from Post-Effective Amendment No. 20 to the Trust’s Registration Statement filed with the SEC on December 31, 2003.

(ii)

Code of Ethics of the Direxion Funds, Direxion Insurance Trust, Direxion Shares ETF Trust and Rafferty Asset Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 171 to the Trust’s Registration Statement filed with the SEC on February 26, 2016.

	(iii)	Code of Ethics of Hilton Capital Management, LLC is herein incorporated by reference from Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

Item 29.  Persons Controlled by or Under Common Control with Registrant

None.

Item 30.  Indemnification

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Article XI, Section 2 of the Trust’s Declaration of Trust provides that:

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)

every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust and/or by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii)

the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while a Covered Person is in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Covered Person:

(i)

who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

(ii)

in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry or full investigation); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent legal counsel.

(c)         The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)         Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that:

(i)	such Covered Person shall have provided appropriate security for such undertaking,

(ii)	the Trust is insured against losses arising out of any such advance payments, or

(iii)	either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have

4

determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust and not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Series or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser

Rafferty Asset Management, LLC (the “Adviser”), 1301 Avenue of the Americas (6th Avenue), 28th Floor, New York, New York 10019, offers investment advisory services. Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the SEC (Registration Number 801-54679).

Hilton Capital Management, LLC, 1010 Franklin Avenue, Garden City, New York 11530, offers investment advisory services. Information as to the officers and directors of Hilton is included in its current Form ADV filed with the SEC (Registration Number 801-60776).

Item 32.  Principal Underwriter

(a)            Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Garden City, NY 11530, serves as principal underwriter for the Direxion Funds, Direxion Insurance Trust, Adirondack Funds, Bretton Funds, Castle Focus Fund, Chou America Mutual Fund, Christopher Weil & Co. Funds, Clifford Capital Funds, Conestoga Funds, Ensemble Fund, Entrepreneur Shares, Epiphany Funds, FMI Funds, Greenleaf Income Fund, Jacobs-Broel Fund, Leuthold Funds, Marketocracy Funds, NWM Momentum Funds, Outfitter Fund, PIP New Generation Fund, PSP Multi Manager Fund, Ranger Funds, Reynolds Funds, Satuit Funds, Sparrow Funds, Triad Small Cap Value Funds, Valley Forge Funds, Walthausen Funds and Wireless Fund.

(b)            The director and officers of Rafferty Capital Markets, LLC are:

Name	Positions and Offices with Underwriter	Position and Offices with Registrant

Thomas A. Mulrooney	President	None

Lawrence C. Rafferty	Director	None

Stephen P. Sprague	Chief Financial Officer	None

5

The principal business address of each of the persons listed above is 1010 Franklin Avenue, Garden City, New York 11530.

Item 33.  Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, (the “1940 Act”) are maintained in the physical possession of the Trust’s investment adviser, subadviser, administrator, custodian, subcustodian, or transfer agent.

Item 34.  Management Services

Not applicable.

Item 35.  Undertakings

Not applicable.

6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, (the “Securities Act”) and the 1940 Act, the Registrant certifies that this Post-Effective Amendment No. 175 to its Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act, and the Registrant has duly caused this Post-Effective Amendment No. 175 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on September 30, 2016.

DIREXION FUNDS

By:	/s/ Daniel D. O’Neill*
Daniel D. O’Neill
Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 175 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel D. O’Neill*	Chairman of the Board, Chief Executive Officer and	September 30, 2016
Daniel D. O’Neill	Chief Investment Officer

/s/ Gerald E. Shanley III*	Trustee	September 30, 2016
Gerald E. Shanley III

/s/ John Weisser*	Trustee	September 30, 2016
John Weisser

/s/ Jacob C. Gaffey*	Trustee	September 30, 2016
Jacob C. Gaffey

/s/ David L. Driscoll*	Trustee	September 30, 2016
David L. Driscoll

/s/ Eric W. Falkeis*	Trustee and Principal	September 30, 2016
Eric W. Falkeis	Executive Officer

/s/ Patrick J. Rudnick*	Principal Financial Officer	September 30, 2016
Patrick J. Rudnick	and Assistant Secretary

*By: /s/ Angela Brickl

Attorney-In Fact pursuant to the Power of Attorney filed with Post-Effective Amendment No. 151 to the Trust’s Registration Statement filed with the SEC on October 10, 2014.

INDEX TO EXHIBITS

Exhibit Number	Description

(d)(i)(B)	Amendment to Schedule A of the Investment Advisory Agreement

(e)(i)(B)	Amendment to Schedule A and Schedule B of the Amended and Restated Distribution Agreement

(h)(v)(B)	Amendment to Schedule A of the Operating Services Agreement

(m)(i)(B)	Amendment to Schedule A of the Investor Class Plan pursuant to Rule 12b-1

(m)(iii)(B)	Amendment to Schedule A of the Class A Plan pursuant to Rule 12b-1

(m)(iv)(B)	Amendment to Schedule A of the Class C Plan pursuant to Rule 12b-1